As filed with the Securities and Exchange Commission
                              on March 25, 1997


                                        Securities Act of 1933 File No. 33-32729
                                  Investment Company Act of 1940 File No. 811-84


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________

                                   FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. __          [ ]


                        Post-Effective Amendment No. 9          [X]


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940          [ ]



                                   Amendment No. 23             [X]
                        _______________________________

                  STATE STREET RESEARCH MASTER INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)


                One Financial Center, Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (Zip Code)

                         Registrant's Telephone Number,
                       Including Area Code (617) 357-1200


                           Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                   State Street Research & Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                    (Name and Address of Agent for Service)


                                    Copy to:

                                Thomas J. Kelly
                          Mintz, Levin, Cohn, Ferris,
                            Glovsky and Popeo, P.C.
                              One Financial Center
                                Boston, MA 02111

It is proposed that this filing will become effective under Rule 485:


            [ ] Immediately upon filing pursuant to paragraph (b)
            [X] On April 22, 1997 pursuant to paragraph (b)
            [ ] 60 days after filing pursuant to paragraph (a)(1)
            [ ] On ___________________________ pursuant to paragraph (a)(1)
            [ ] 75 days after filing pursuant to paragraph (a)(2)
            [ ] On _________ pursuant to paragraph (a)(2)


                    If appropriate, check the following box:

            [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        ________________________________



        The Registrant hereby declares that, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended, it has registered an indefinite number of Class A shares, Class B shares, Class C shares and Class D shares of beneficial interest, par value $.001 per share, in the State Street Research Investment Trust series of the Registrant. A Rule 24f-2 Notice for the most recent fiscal year ended December 31, 1996, was filed by the Registrant on or about February 25, 1997.

                             CROSS REFERENCE SHEET

                            Pursuant to Rule 481(a)

                                     Part A


FORM N-1A ITEM NO.         CAPTION OR LOCATION IN
                           PROSPECTUS

1. Cover Page              Same

2. Synopsis                Table of Expenses

3. Condensed Financial
   Information             Financial Highlights;
                           Calculation of
                           Performance Data

4. General Description of  The Trust's
   Registrant              Investments; Other
                           Investment Practices;
                           Limiting Investment
                           Risk; The Trust and its
                           Shares

5. Management of the       Management of the
   Trust                   Trust; Purchase of
                           Shares


5A.Management's            [To be included in
   Discussion of           Financial Statements]
   Fund Performance


6. Capital Stock and       Shareholder Services;
   Other Securities        The Trust and its
                           Shares; Management of
                           the Trust; Dividends
                           and Distributions;
                           Taxes

7. Purchase of Securities  Purchase of Shares;
   Being Offered           Shareholder Services

8. Redemption or           Redemption of Shares;
   Repurchase              Shareholder Services

9. Legal Proceedings       Not Applicable


                                      (i)

                                     Part B

FORM N-1A ITEM NO.         CAPTION OR LOCATION IN
                           STATEMENT OF ADDITIONAL
                           INFORMATION

10. Cover Page             Same

11. Table of Contents      Same

12. General Information    Not Applicable
    and History

13. Investment Objectives  Additional Investment
    and Policies           Policies and
                           Restrictions;
                           Additional Information
                           Concerning Investment
                           Techniques; Debt
                           Instruments and
                           Permitted Cash
                           Investments; Portfolio
                           Transactions

14. Management of the      Trustees and Officers
    Registrant

15. Control Persons and    Trustees and Officers
    Principal Holders of
    Securities

16. Investment Advisory    Investment Advisory
    and Other Services     Services; Custodian;
                           Independent
                           Accountants;
                           Distribution of Shares
                           of the Trust

17. Brokerage Allocation   Portfolio Transactions

18. Capital Stock and      Not Applicable
    Other Securities       (Description in
                           Prospectus)

19. Purchase, Redemption   Purchase and Redemption
    and Pricing of         of Shares; Net Asset
    Securities Being       Value
    Offered

                                      (ii)

FORM N-1A ITEM NO.         CAPTION OR LOCATION IN
                           STATEMENT OF ADDITIONAL
                           INFORMATION

20. Tax Status             Certain Tax Matters

21. Underwriters           Distribution of Shares
                           of the Trust

22. Calculation of         Calculation of
    Performance Data       Performance Data

23. Financial Statements   Financial Statements


                                     (iii)

STATE STREET RESEARCH
INVESTMENT TRUST


Prospectus--April 22, 1997


The investment objective of State Street Research Investment Trust is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, State Street Research Investment Trust invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.


     State Street Research Investment Trust is the successor to State Street Investment Corporation (collectively the "Trust") which was established in 1924 as one of the nation's first mutual funds. The Trust is a diversified series of State Street Research Master Investment Trust (the "Master Trust"), an open-end management investment company. State Street Research & Management Company (the "Investment Manager") serves as investment adviser to the Trust. As of February 28, 1997, the Investment Manager had assets of approximately $42.4 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Trust.


     Shareholders may have their shares redeemed directly by the Trust at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

     There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Trust will achieve its investment objective. The net asset value of the Trust's shares fluctuates as market conditions change.


     This Prospectus sets forth concisely the information a prospective investor ought to know about the Trust before investing. It should be retained for future reference. A Statement of Additional Information about the Trust dated April 22, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge upon request to the Trust at the address indicated on the back cover or by calling 1-800-562-0032.


     The Trust offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

     Class A shares are subject to (i) an initial sales charge of up to 4.5% and
(ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Table of Contents                                 Page
------------------------------------------------------

Table of Expenses    ............................... 2

Financial Highlights    ............................ 4

The Trust's Investments    ......................... 6

Other Investment Practices    ...................... 6

Limiting Investment Risk   ......................... 8

Purchase of Shares   ............................... 9

Redemption of Shares    ............................ 17

Shareholder Services    ............................ 19

The Trust and its Shares   ......................... 23

Management of the Trust    ......................... 24

Dividends and Distributions; Taxes  ................ 25

Calculation of Performance Data  ................... 25

     Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase, and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class
B shares.

     Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.


     Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses

--------------------------------------------------------------------


                                                            Class A      Class B      Class C      Class D
                                                            ----------   ----------   ----------   ---------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)    ...............         4.5%       None         None        None
  Maximum Deferred Sales Charge (as a
   percentage of net asset value at time of
   purchase or redemption, whichever is lower)                   None(2)       5%         None           1%
  Maximum Sales Charge Imposed on Reinvested
   Dividends (as a percentage of offering price)   ......        None        None         None        None
  Redemption Fees (as a percentage of
   amount redeemed, if applicable)  .....................        None        None         None        None
  Exchange Fee    .......................................        None        None         None        None
Annual Trust Operating Expenses (as a
 percentage of average net assets)
  Management Fees    ....................................        0.31%       0.31%        0.31%       0.31%
  12b-1 Fees   ..........................................        0.25%       1.00%        None        1.00%
  Other Expenses  .......................................        0.19%       0.19%        0.19%       0.19%
                                                              -------       -----        -----       -----
    Total Trust Operating Expenses  .....................        0.75%       1.50%        0.50%       1.50%
                                                              =======       =====        =====       =====

------------


(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."


(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

--------------------------------------------------------------------

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge, and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:


                              1 Year       3 Years     5 Years      10 Years
                              ---------   ----------   ----------   ----------
Class A shares    .........      $52       $68            $ 85         $134
Class B shares (1)   ......      $65       $77            $102         $159
Class C shares ............      $ 5       $16            $ 28         $ 63
Class D shares    .........      $25       $47            $ 82         $179


You would pay the following expenses on the same investment, assuming no redemption:

                               1 Year      3 Years      5 Years      10 Years
                              ---------   ----------   ----------   ----------
Class B shares (1)   ......    $15         $47          $82          $159
Class D shares    .........    $15         $47          $82          $179


------------

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

 The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table are based on experience with expenses during the fiscal year ended December 31, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan." The management fee is based on a percentage of net assets and decreases as the amount of net assets under management increases. The applicable percentage ranges from 1/2 of 1% on the first $200,000,000 of net assets to 1/4 of 1% on the net assets over $500,000,000. For further information on management fees, see "Management of the Trust."

Financial Highlights

The data set forth below has been examined by Coopers & Lybrand L.L.P., independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Trust, see "Financial Statements" in the Statement of Additional Information.


                                                                  Class A
                                        -------------------------------------------------------------------

                                                                                      February 17,
                                                                                              1993
                                                                                     (Commencement
                                                    Year ended                      of Share Class
                                                   December 31                    Designations) to
                                        ----------------------------------------      December 31,
                                          1996*        1995*        1994                      1993
                                        ---------    ---------     ---------              --------
Net asset value, beginning of year        $9.16        $7.74          $8.69                $8.75
Net investment income   ............        .12          .14            .11                  .10
Net realized and unrealized gain
 (loss) on investments  ............       1.80         2.39           (.44)                 .81
Dividends from net investment
 income  ...........................       (.13)        (.13)          (.12)                (.13)
Distributions from net realized
 gains   ...........................      (1.87)        (.98)          (.50)                (.84)
Distributions in excess of net
 realized gains   ..................       (.01)          --             --                   --
                                        ---------    ---------     ---------               --------
Net asset value, end of year  ......      $9.07        $9.16          $7.74                $8.69
                                        =========    =========     =========               ========
Total return   .....................      21.03%+      32.85%+        (3.84)%+             10.53%++
Net assets at end of
 year (000s)   .....................   $223,868     $135,676        $92,137              $75,259
Ratio of operating expenses to
 average net assets  ...............       0.75%        0.78%          0.89%                0.75%[dbldag]
Ratio of net investment income
 to average net assets  ............       1.17%        1.54%          1.26%                1.27%[dbldag]
Portfolio turnover rate    .........      73.51%       39.21%         33.08%               43.57%
Average commission rate@   .........      $0.05           --             --                       --

                                                                  Class B
                                     -------------------------------------------------------------------

                                                                                             March 15,
                                                                                                  1993
                                                                                         (Commencement
                                                    Year ended                          of Share Class
                                                   December 31                        Designations) to
                                     ----------------------------------------             December 31,
                                           1996*        1995*        1994                         1993
                                        ---------    ---------     ---------                  --------
Net asset value, beginning of year        $9.13        $7.72          $8.66             $9.15
Net investment income   ............        .04          .07            .06               .06
Net realized and unrealized gain
 (loss) on investments  ............       1.80         2.38           (.44)              .39
Dividends from net investment
 income  ...........................       (.06)        (.06)          (.06)             (.10)
Distributions from net realized
 gains   ...........................      (1.87)        (.98)          (.50)             (.84)
Distributions in excess of net
 realized gains   ..................       (.01)          --             --                --
                                        ---------    ---------     ---------            --------
Net asset value, end of year  ......      $9.03        $9.13          $7.72             $8.66
                                        =========    =========     =========            ========
Total return   .....................      20.15%+      31.86%+        (4.43)%+           4.95%++
Net assets at end of
 year (000s)   .....................   $315,766     $183,446       $113,301           $73,110
Ratio of operating expenses to
 average net assets  ...............       1.50%        1.53%          1.64%             1.51%[dbldag]
Ratio of net investment income
 to average net assets  ............       0.41%        0.79%          0.51%             0.48%[dbldag]
Portfolio turnover rate    .........      73.51%       39.21%         33.08%            43.57%
Average commission rate@   .........      $0.05           --             --                --


----------

 [dbldag] Annualized

 * Per-share figures have been calculated using the average shares method.

 + Total return figures do not reflect any front-end or contingent deferred sales charges.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.


 @ Average commission rate per share paid for security trades for fiscal years beginning on or after January 1, 1996.

--------------------------------------------------------------------------------


                                                            Class C
                                                    Year ended December 31
                                     -----------------------------------------------------
                                           1996*        1995*           1994         1993
                                     ------------ ------------ -------------- ------------
Net asset value, beginning of year        $9.18        $7.76          $8.70        $8.80
Net investment income   ............        .14          .16            .13          .15
Net realized and unrealized gain
 (loss) on investments  ............       1.82         2.39           (.43)         .74
Dividends from net investment
 income  ...........................       (.15)        (.15)          (.14)        (.15)
Distributions from net realized
 gains   ...........................      (1.87)        (.98)          (.50)        (.84)
Distributions in excess of net
 realized gains   ..................       (.01)          --             --           --
Net asset value, end of year  ......      $9.11        $9.18          $7.76        $8.70
                                        =========    =========     =========     =========
Total return   .....................      21.48%+      33.07%+        (3.47)%+     10.20%+
Net assets at end of
 year (000s)   .....................   $780,627     $738,649       $627,551       $729,536
Ratio of operating expenses
 to average net assets  ............       0.50%        0.54%          0.65%        0.49%
Ratio of net investment income
 to average net assets  ............       1.44%        1.81%          1.54%        1.63%
Portfolio turnover rate    .........      73.51%       39.21%         33.08%       43.57%
Average commission rate@   .........      $0.05           --             --           --

                                                                        Class C
                                                                Year ended December 31
                                     -----------------------------------------------------------------------------
                                           1992         1991           1990         1989         1988        1987
                                     ----------- ------------ -------------- ------------ ------------ -----------
Net asset value, beginning of year        $9.04       $7.67          $8.65        $7.24        $7.30        $7.54
Net investment income   ............        .16         .19            .22          .26          .21          .21
Net realized and unrealized gain
 (loss) on investments  ............        .40        1.96           (.31)        2.05          .54          .34
Dividends from net investment
 income  ...........................       (.16)       (.20)          (.23)        (.26)        (.21)        (.23)
Distributions from net realized
 gains   ...........................       (.64)       (.58)          (.66)        (.64)        (.60)        (.56)
Distributions in excess of net
 realized gains   ..................         --          --             --           --           --           --
Net asset value, end of year  ......      $8.80       $9.04          $7.67        $8.65        $7.24        $7.30
                                        ========    =========     =========     =========    =========    =========
Total return   .....................       6.28%+     28.08%+        (0.95)%+     32.14%+      10.24%+       6.88%+
Net assets at end of
 year (000s)   .....................   $726,671    $657,762       $519,475     $575,114     $486,385     $493,088
Ratio of operating expenses
 to average net assets  ............       0.51%       0.50%          0.50%        0.47%        0.51%        0.46%
Ratio of net investment income
 to average net assets  ............       1.92%       2.24%          2.64%        3.09%        2.71%        2.26%
Portfolio turnover rate    .........      23.99%      16.28%         10.07%       12.35%       15.39%       3.65%
Average commission rate@   .........         --          --             --           --           --           --

--------------------------------------------------------------------------------



                                                                                                  Class D
                                                                ---------------------------------------------------------------
                                                                                                                March 15,
                                                                                                                     1993
                                                                                                            (Commencement
                                                                       Year ended                          of Share Class
                                                                       December 31                       Designations) to
                                                                   ----------------------------------        December 31,
                                                                      1996*        1995*    1994                    1993
                                                                   ---------    ---------   ---------              --------
Net asset value, beginning of year  ...........................      $9.15        $7.74        $8.68               $9.15
Net investment income   .......................................        .04          .07          .05                 .06
Net realized and unrealized gain (loss) on investments   ......       1.79         2.38         (.43)                .40
Dividends from net investment income   ........................       (.05)        (.06)        (.06)               (.09)
Distributions from net realized capital gains   ...............      (1.87)        (.98)        (.50)               (.84)
Distributions in excess of net realized gains   ...............       (.01)          --           --                  --
Net asset value, end of year  .................................      $9.05        $9.15        $7.74               $8.68
                                                                   =========    =========   =========              ========
Total return   ................................................      20.09%+      31.75%+      (4.45)%+              5.10%++
Net assets at end of year (000s)    ...........................    $25,658      $16,841      $11,707               $9,729
Ratio of operating expenses to average net assets  ............       1.50%        1.53%        1.64%                1.51%[dbldag]
Ratio of net investment income to average net assets  .........       0.42%        0.79%        0.51%                0.51%[dbldag]
Portfolio turnover rate    ....................................      73.51%       39.21%       33.08%               43.57%
Average commision rate@    ....................................      $0.05           --           --                   --


----------

[dbldag] Annualized

 * Per-share figures have been calculated using the average shares method.

 + Total return figures do not reflect any front-end or contingent deferred sales charges.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.


 @ Average commission rate per share paid for security trades for fiscal years beginning on or after January 1, 1996.

The Trust's Investments

The Trust's investment objective is to provide long-term growth of capital and, secondarily, long-term growth of income. The investment objective is a fundamental policy that may not be changed without approval of the Trust's shareholders.

     Under normal circumstances at least 65% of the Trust's net assets will be invested in common stocks, or securities (preferred stock, bonds and debentures) convertible into common stocks, or which carry the right to acquire equities (warrants), which have long-term growth potential.

     In seeking to achieve its investment objective, the Trust invests in a diversified portfolio of companies in a broad range of industries whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index (the "S&P 500") over the long term. Consequently, the Investment Manager seeks to identify those industries offering the greatest possibilities for profitable expansion and, within such industries, those companies that appear most capable of sustained growth. The Trust also invests in securities of companies believed by the Investment Manager to be selling below their intrinsic values or in securities of cyclical companies believed by the Investment Manager to be at low points in their cycles. Although the Trust's investments are not limited to companies of any particular size, a majority of the securities in which the Trust invests are listed on a national securities exchange. The Trust may invest without limitation in securities of non-U.S. issuers. For further information, see "Other Investment Practices."


     Although for the past ten years over 85% of the Trust's portfolio has been invested as described above and the Trust does not presently anticipate any significant change in the percentage of the portfolio so invested, the Trust reserves the right to invest at any time up to 35% of its net assets in other equity securities and debt securities, consisting of U.S. Government securities issued by the U.S. Treasury or by U.S. Government agencies or instrumentalities, and corporate debt securities of varying maturities. The Trust will generally purchase debt securities that are considered investment grade securities (i.e., rated at the time of purchase within the AAA, AA, A or BBB major rating categories by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A or Baa categories by Moody's Investors Service, Inc. ("Moody's")), or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality. Securities rated within the Baa category by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well.


Other Investment Practices

Foreign Investments

The Trust reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Trust limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Trust; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based trading. The Trust will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulty in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting foreign currency into U.S. dollars.

     It is anticipated that most of the foreign investments of the Trust will consist of securities of issuers in countries with developed economies. However, the Trust may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Trust does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets. Some of the risks set forth above may be heightened for investments in those countries.

     For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Trust may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Trust is dependent upon the creditworthiness and good faith of the counterparty. The Trust attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

Other Investment Considerations

To aid in achieving its investment objective, the Trust may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices and purchase securities on a "when-issued" or forward commitment basis. The Trust may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Trust's net assets; similar policies apply to options which are not commodities. The Trust's positions in futures and options may be closed out only on an exchange or in a market which provides liquidity, and there can be no assurance that a liquid market will exist. The Trust may enter various forms of swap arrangements which have simul-taneously the characteristics of a security and a futures contract, although the Trust does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

     The Trust may enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Trust's ability to dispose of the underlying securities. See the Statement of Additional Information.

     The Trust may lend portfolio securities with a value of up to 331/3% of its total assets. The Trust will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Trust will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Trust's outstanding securities. Such loans may be terminated at any time.

     The Trust will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Trust may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Limiting Investment Risk

In seeking to lessen investment risk, the Trust operates under certain fundamental investment restrictions.

     Under the fundamental investment restrictions the Trust may not (a) purchase for its portfolio a security of any one issuer (other than the United States or its instrumentalities) if such purchase at the time would cause more than 5% of the total assets of the Trust (taken at market value) to be invested in the securities of such issuer; (b) purchase for its portfolio a security of any one issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Trust; (c) purchase securities of certain issuers that have a record of less than three years' continuous operation if such purchase would cause more than 5% of the Trust's total assets to be invested in the securities of such issuers, subject to a number of exceptions; or (d) make any investment that would cause more than 25% of its total assets, taken at market value, to be invested in any one industry.

     The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Trust. The vote of a majority of the outstanding voting securities of the Trust means the vote (a) of 67 per centum or more of the voting securities present at a meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Trust are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting securities of the Trust, whichever is less.

     For further information on the above and other investment restrictions, including nonfundamental investment restrictions that may be changed without a shareholder vote, see the Statement of Additional Information.

     The Trust may hold up to 100% of its assets in cash or certain short-term securities for temporary defensive purposes. The Trust will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Trust's other investment policies. The types of short-term instruments in which the Trust may invest for such purposes are, as more fully described in the Statement of Additional Information: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Treasury bills, notes, bonds, Government National Mortgage Association certificates), custodial receipts, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.

Portfolio Turnover

The Trust reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability or when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Trust and may also result in an increase in the realization of short-term capital gains.

  Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth below on pages 9 to 23.
-------------------------------------
  The Trust is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Trust. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase


Through Dealers and Others

Shares of the Trust are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail

Initial investments in the Trust may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Trust. The dealer must forward the Application and check in accordance with the instructions on the Application.


     Additional shares may be purchased by mailing to Shareholder Services a check payable to the Trust in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from the shareholder's account statement; or (iii) a letter setting forth the name of the Trust, the class of shares and the account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

     If the check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire


An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Master Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:


ABA #011000028
State Street Bank and Trust Company
Boston, MA

BNF = State Street Research Investment Trust
      and class of shares (A, B, C or D)
AC  = 99029761
OBI = Shareholder Name
      Shareholder Account Number
      Control #K (assigned by State Street Research Shareholder Services)

     In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


     The Trust may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Trust. The Trust reserves the right to suspend the sale of shares, or reject any purchase order, including orders in connection with exchanges, for any reason.

Minimum Investment

                                         Class of Shares
                               ------------------------------------
                                  A         B        C       D
                               --------- --------- ------ --------
Minimum Initial Investment
 By Wire .....................  $5,000    $5,000    (a)    $5,000
 IRAs    .....................  $2,000    $2,000    (a)    $2,000
 By Investamatic  ............  $1,000    $1,000    (a)    $1,000
 All other  ..................  $2,500    $2,500    (a)    $2,500
Minimum Subsequent Investment
 By Wire .....................  $5,000    $5,000    (a)    $5,000
 IRAs ........................  $   50    $   50    (a)    $   50
 By Investamatic  ............  $   50    $   50    (a)    $   50
 All other  ..................  $   50    $   50    (a)    $   50

(a) Special conditions apply; contact the Distributor.


 The Trust reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).


Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Trust shares or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Trust with the investment being subject thereafter to ongoing service fees and distribution fees.


     As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:


                            CLASS A                    CLASS B             CLASS C           CLASS D
                     ------------------------   -----------------------   ----------   ---------------------
Sales Charges         Initial sales charge       Contingent deferred       None         Contingent deferred
                      at time of                 sales charge of 5%                     sales charge of 1%
                      investment of up to        to 2% applies to any                   applies to any
                      4.5% depending on          shares redeemed                        shares redeemed
                      amount of                  within first five                      within one year
                      investment                 years following                        following their
                                                 their purchase; no                     purchase
                                                 contingent deferred
                                                 sales charge after
                                                 five years

                      On investments of
                      $1 million or more,
                      no initial sales
                      charge; but
                      contingent deferred
                      sales charge of 1%
                      applies to any shares
                      redeemed within
                      one year following
                      their purchase

Distribution Fee      None                       0.75% for first           None         0.75% each year
                                                 eight years; Class
                                                 B shares convert
                                                 automatically to
                                                 Class A shares after
                                                 eight years

Service Fee           0.25% each year            0.25% each year           None         0.25% each year

Initial               Above described            4%                        None         1%
Commission            initial sales charge
Received by           less 0.25% to
Selling               0.50% retained by
Dealer                Distributor
                      On investments of
                      $1 million or more,
                      0.25% to 1% paid
                      to dealer by
                      Distributor

     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Trust.

     An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

     Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. In addition, Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Trust's shares.

     Only certain employee benefit plans and large institutions may make investments in Class C shares.


     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in the Trust over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.


Class A Shares--Initial Sales Charges

Sales Charges


The purchase price of a Class A share of the Trust is the Trust's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.


                                     Sales
                       Sales         Charge
                      Charge          Paid
                      Paid By          By           Dealer
     Dollar           Investor      Investor       Concession
   Amount of          As % of       As % of        As % of
    Purchase          Purchase      Net Asset      Purchase
  Transaction          Price         Value          Price
 Less than
 $100,000              4.50%         4.71%          4.00%

 $100,000 or
 above but less
 than $250,000         3.50%         3.63%          3.00%

 $250,000 or
 above but less
 than $500,000         2.50%         2.56%          2.00%

 $500,000 or
 above but less
 than $1 million       2.00%         2.04%          1.75%

                                                     See
 $1 million                                        following
 and above                0%            0%         discussion


     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:

Amount of Sale                          Commission
------------------------------------   -------------
(a) $1 million to $3 million  ......    1.00%
(b) Next $2 million  ...............    0.50%
(c) Amount over $5 million .........    0.25%


     On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


    Class A shares of the Trust that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges


The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Trust or a combination of "Eligible Funds." "Eligible Funds" include the Trust and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Trust and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Trust or a combination of shares of the Trust and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Trust may be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Trust at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Trust to the following entities and persons: (A) the Investment

Manager, the Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Trust. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


     The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Trust assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:


                                  Contingent Deferred Sales
                                   Charge As A Percentage
       Redemption During             Of Net Asset Value
-------------------------------- ----------------------------
1st Year Since Purchase   ......   5%
2nd Year Since Purchase   ......   4%
3rd Year Since Purchase   ......   3%
4th Year Since Purchase   ......   3%
5th Year Since Purchase   ......   2%
6th Year Since Purchase
 and Thereafter  ...............   None


     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Trust acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers


The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security

Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Trust or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Trust.) The Trust may modify or terminate the waivers at any time; for example, the Trust may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Trust at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per-share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Trust is the Trust's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Trust will receive the full amount of the investor's purchase payment.


     In general, Class C shares are only available for new investments by certain large institutions, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.

     Shares held prior to February 17, 1993 are deemed to be Class C shares, but shareholders thereof may not acquire additional Class C shares except through reinvestment of dividends and distributions. Class C shares may have also been issued directly or through exchanges to those shareholders of the Trust or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges


The purchase price of a Class D share of the Trust is the Trust's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Trust. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.


     Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Trust assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Trust's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Trust are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Master Trust. In determining the value of certain assets for which market quotations are not readily available, the Trust may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained reflects fair value. Further information with respect to the valuation of the Trust's assets is included in the Statement of Additional Information.

Distribution Plan

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Trust makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

Class     Service Fee      Distribution Fee
-------   --------------   ------------------
  A       0.25%              None
  B       0.25%              0.75%
  C       None               None
  D       0.25%              0.75%


     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Trust represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Trust), have also been authorized pursuant to the Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Trust may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Trust may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Master Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the applicable net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Trust are normally remitted within seven days after receipt of the redemption request by the Trust and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below) by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Trust may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire


Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Master Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.


Request to Dealer to Repurchase

For the convenience of shareholders, the Trust has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Trust may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Trust nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

     The Trust has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Trust reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Trust may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Trust, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 in the Trust and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.


     The Trust may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Trust's net asset values; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Trust, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Trust owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their account.


     The Trust's Open Account System provides the following options:


   1. Additional purchases of shares of the Trust may be made through dealers, by wire or by mailing a check payable to the Trust, to Shareholder Services under the terms set forth above under "Purchase of Shares."


   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:


     (a) All income dividends and capital gains distributions reinvested in additional shares of the Trust.


     (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Trust.


     (c) All income dividends and capital gains distributions in cash.


     (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, the account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Trust. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Trust may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Trust shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Trust into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Trust or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of the acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.


Shares of the Trust may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps neces-sary to implement the program). The Trust and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Trust, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Trust on the Trust shares redeemed, and (c) any applicable holding period of the Trust shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Trust by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Trust shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     For the convenience of its shareholders who have Telephone Privileges, the Trust permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Trust reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Trust per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Trust reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Trust would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Trust receives or anticipates simultaneous orders affecting significant portions of the Trust's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Trust. The Trust may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Trust who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Trust or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or a loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Trust. No charge is imposed by the Trust for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans


The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.


     The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect by participating in the Trust's Systematic Withdrawal Plan to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Trust shall be credited to participating shareholders in additional shares of the Trust. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Trust under the Plan. To the extent such amounts paid exceed dividends and distributions from the Trust, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.


     Expenses of the Plan are borne by the Trust. A participating shareholder may withdraw from the Plan and the Trust may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all of their dividends and any other distributions from the Trust or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in the Trust's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Trust will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Trust as well as the Trust's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;


(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;


(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

(4) the privilege allowing the shareholder to make telephone purchases or redemptions transmitted via the Automated Clearing House system into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

     A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Trust, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.


     Shareholders may redeem or exchange shares by calling toll free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
  Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Trust. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:


Please call 1-800-562-0032

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.


The Trust and its Shares

The Trust was organized in February 1989 as a series of State Street Research Master Investment Trust, a Massachusetts business trust. The Trustees have authorized shares of the Trust to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is the successor to State Street Investment Corporation, whose assets, liabilities and business were acquired by the Trust in May 1989. State Street Investment Corporation was organized in 1924, and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company upon the adoption of said Act. The Master Trust became the successor registrant in May 1989. The fiscal year end of the Trust is December 31.

     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Trust has equal dividend, redemption and liquidation rights with other shares of the Trust and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Trust, has the same rights and is identical in all respects, except that Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Trust also have different exchange privileges.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under the Master Trust Agreement of the Master Trust, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Master Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Master Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Master Trust shares; holders of 10% or more of the outstanding shares of the Master Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Master Trust could, under certain circumstances, be held personally liable for the obligations of the Master Trust. However, the Master Trust Agreement of the Master Trust disclaims shareholder liability for acts or obligations of the Master Trust and provides for indemnification for all losses and expenses of any shareholder of the Trust held personally liable for the obligations of the Master Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

Management of the Trust

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, primary responsibility for the management and supervision of the Trust rests with the Trustees.

     The Trust's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Trust, subject to the authority of the Board of Trustees.

     State Street Research Investment Trust is the successor to State Street Investment Corporation created in 1924 by Paul Cabot, Richard Saltonstall and Richard Paine. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. After the formation of State Street Investment Corporation, the three men founded State Street Research & Management Company, as investment adviser to the Trust. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

     The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan Life Insurance Company and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

     Under the Investment Advisory Contract between the Master Trust and the Investment Manager, the Trust pays a quarterly advisory fee to the Investment Manager. The advisory fee is computed as a percentage of the average of the values of the net assets of the Trust as determined at the close of each business day during the quarter at the following annual rates: 1/2 of 1% of the first $200,000,000 of such assets; 3/8 of 1% of the next $100,000,000 of such assets; 3/10 of 1% of the next $200,000,000 of such assets; and 1/4 of 1% of the average market value of such assets in excess of $500,000,000.

     The Investment Advisory Contract provides that the Investment Manager shall furnish the Trust with suitable office space and facilities and such management, investment advisory, statistical and research facilities and services as may be required from time to time by the Trust. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


     The Trust is managed by John T. Wilson. Mr. Wilson has managed the Trust since July 1996. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc.


     Subject to the policy of seeking best overall price and execution, sales of shares of the Trust may be considered by the Investment Manager in the selection of broker or dealer firms for the Trust's portfolio transactions.

     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes


The Trust has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Trust intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).


     The Trust declares dividends from net investment income quarterly and pays such dividends, if any, four times each year. Distributions of capital gain net income will generally be made on an annual basis or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of the Trust at net asset value (except in the case of shareholders who elect a different available distribution method). The Trust will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

     Dividends paid by the Trust from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Trust's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Trust's gross income may be from qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of the Trust which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.


     As of December 31, 1996, approximately 30% of the net asset value per share of the Trust consisted of net unrealized appreciation on portfolio assets. In the event that the Trust realizes some or all of such appreciation and distributes any net gain to shareholders, such distribution will reduce the net asset value of the shares held by, and will be taxable to, shareholders.


     Dividends and other distributions and proceeds of redemptions of Trust shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Trust may compare the performance of its Class A, Class B, Class C and Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Trust may also compare the performance of such classes to appropriate indices such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings or averages such as those compiled by Lipper Analytical Services, Inc. for the Growth and Income category and the Long-Term Taxable Funds category or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, Fortune Magazine, The Wall Street Journal, Investor's Daily or Wiesenberger Mutual Funds Investment Report.


     Total return and yield are computed separately for each class of shares of the Trust. The average annual total return ("standard total return") for shares of the Trust is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all recurring expenses, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied by nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.


     Yield, for each of the Trust's Class A, Class B, Class C and Class D shares, is computed by dividing the net investment income, after recognition of all recurring charges, per share of each class earned during the most recent month or other specified 30-day period by the applicable maximum offering price per share of each class on the last day of such period and annualizing the result.

     The standard total return and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the result will be increased.

     The Trust's distribution rate is calculated by dividing the distributions for the latest 12 months by the current maximum offering price per share. The distribution rate is not computed in the same manner as the above described yield, and therefore can be significantly different from it. In its supplemental sales literature, the Trust may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

     During the period 1945 through April 1990, and in certain years prior, shares of the Trust were not offered to the general public and the Trust was not subject to the cash inflows and higher level of redemptions or expenses that could occur during a period when shares are continuously offered to the public. In May 1990, the Trust commenced a continuous public offering.

     Performance information may be useful in evaluating the Trust and for providing a basis for comparison with other financial alternatives. Because the performance of the Trust changes in response to fluctuations in economic and market conditions, interest rates and Trust expenses, among other things, no performance quotation should be considered a representation as to the Trust's performance for any future period. In addition, the net asset value of shares of the Trust will fluctuate so that shares of the Trust, when redeemed, may be worth more or less than their original cost. Neither an investment in the Trust nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Trust to financial alternatives which have such features.

     Shares of the Trust had no class designations until February 17, 1993, when Class A and Class C designations were assigned, and March 15, 1993, when Class B and Class D designations were assigned, based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations.


     Performance data for periods prior to February 17, 1993 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

[cover]

[State Street Research logo]

State Street Research
Investment Trust




April 22, 1997





P R O S P E C T U S









STATE STREET RESEARCH
INVESTMENT TRUST
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266
800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111

INDEPEDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


SS-701D-597IBS                           CONTROL NUMBER: 3790-970428(0598)SSR-LD

                     STATE STREET RESEARCH INVESTMENT TRUST

                                   a Series of

                  STATE STREET RESEARCH MASTER INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 22, 1997


                                TABLE OF CONTENTS


                                                           Page
                                                           ----

Additional Investment Policies and Restrictions............   2

Additional Information Concerning Certain
  Investment Techniques....................................   4

Debt Instruments and Permitted Cash Investments............  14

Trustees and Officers......................................  20

Investment Advisory Services...............................  23

Purchase and Redemption of Shares..........................  25

Net Asset Value............................................  27

Portfolio Transactions.....................................  28

Certain Tax Matters........................................  32

Distribution of Shares of the Trust........................  35

Calculation of Performance Data............................  39

Custodian..................................................  44

Independent Accountants....................................  44

Financial Statements.......................................  44

     The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Investment Trust (the "Trust") dated April 22, 1997, which may be obtained without charge from the offices of State Street Research Master Investment Trust (the "Master Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


CONTROL NUMBER: 12850-960501(0797)SSR-LD                           SS-879D-597

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

     As set forth in part under "The Trust's Investment Objective" and "Limiting Investment Risk" in the Trust's Prospectus, the Trust has adopted certain investment restrictions.

     All of the Trust's fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Trust's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Trust's policy:

     (1) not to purchase for its portfolio a security of any one issuer (other than the United States or its instrumentalities) if such purchase at the time would cause more than 5% of the total assets of the Trust (taken at market value) to be invested in the securities of such issuer;

     (2) not to purchase for its portfolio a security of any one issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Trust;

     (3) not to purchase securities of any issuer that has a record of less than three years' continuous operation if such purchase would cause more than 5% of the Trust's total assets (taken at market value) to be invested in the securities of such issuers, provided that any such three year period may include the operation of any predecessor company, partnership, or individual enterprise if the issuer whose securities are to be purchased came into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor;

     (4) not to make any investment that would cause more than 25% of the Trust's total assets, taken at market value, to be invested in any one industry;

     (5) not to issue senior securities other than in connection with the borrowing of money as permitted under sub-paragraph (10) of this paragraph;

     (6) not to underwrite or participate in the marketing of securities of other issuers although the Trust may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for, investment, either from issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Trust's securities, the Trust may be deemed to be an underwriter under certain federal securities laws];


     (7) not to make any investment in real property, although the Trust may purchase and sell other interests in real estate, including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

     (8) not to invest in commodities or commodity contracts except for futures and options on futures with respect to securities and securities indices;

     (9) not to make loans to individuals, but it is also the Trust's policy to purchase, when deemed advisable, portions of issues of bonds, debentures or other securities issued by persons other than the Trust, which purchases may or may not be made upon the original issue of the securities;

     (10) not to borrow money except on an unsecured basis and then only up to an amount equal to 10% of its net assets (see "Additional Information Concerning Certain Investment Techniques -- Other Techniques" herein);

     (11) not to purchase securities for its portfolio on margin, except that this shall not prevent such short term credits as are necessary for the clearance of transactions, and except that the Trust may use escrow or custodian receipts or letters, margin or safekeeping accounts, or enter into similar industry arrangements in connection with trading futures and options;


     (12) not to make a short sale of any securities, or purchase or write puts, calls, straddles or spreads except in connection with options on securities and securities indices and options on futures with respect to securities and securities indices;

     (13) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Trust may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

     (14) not to purchase securities for its portfolio issued by another investment company except by a purchase in the open market involving no more than customary brokers' commissions or to complete a merger, consolidation or other acquisition of assets; and

     (15) not to purchase or retain any securities of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and those officers and Directors of its investment adviser who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of such issuer taken at market.


     The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions it is the Trust's policy:

     (1) not to invest more than 10% of its total assets in illiquid securities, which may include, to the extent any are not readily marketable under the circumstances, securities restricted as to resale (limited to 5% of total assets), repurchase agreements extending for more than seven days, and options not listed and traded on any national exchange;


     (2) not to invest in warrants, valued at the lower of cost or market, more than 5% of the value of its total assets (warrants initially attached to securities and acquired by the Trust upon original issuance thereof shall be deemed to be without value), provided that warrants that are not listed on the New York or American Stock Exchange may not exceed 2% of the value of the Trust's net assets; and

     (3) not to make investments for the purpose of exercising control or management of other companies although the Trust may from time to time present its views on various matters to the management of companies in which it holds an investment.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Trust may buy and sell options, futures contracts, and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the

"Investment Manager") to aid in achieving the investment objective of the Trust. The Trust on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Trust will initially be required to deposit with the Master Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Trust has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Trust will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Trust has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Trust would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Trust may elect to close the position by taking an opposite position which will terminate the Trust's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Trust, and the Trust realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Trust from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Trust intends to purchase. Subject to the limitations described below, the Trust may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Trust to the Master Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Trust will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Trust may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying security moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Trust must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other asset in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Trust may engage in transactions in call and put options on securities indices. For example, the Trust may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities, the Trust may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options the Trust may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Trust may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Trust against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Trust -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Trust, money market instruments equal to the aggregate exercise price of the options will be identified by the Trust to the Master Trust's custodian to insure that the use of such investments is unleveraged.

         The Trust may write options in connection with buy-and-write transactions; that is, the Trust may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Trust's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Trust's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Trust's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Trust's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Trust will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) or, subject to the limitations described below, to enhance return. The Trust will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Trust's net assets would be represented by long futures contracts or call options. The Trust will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Trust's net assets. In addition, the Trust may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Trust's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Trust's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Trust's ability to effectively hedge its securities and might in some cases require the Trust to deposit cash to meet applicable margin requirements. The Trust will enter into an option or futures position only if it appears to be a liquid investment.

Foreign Investments

         To the extent the Trust invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Trust may invest in securities denominated in foreign currencies, the Trust values its securities and other assets in U.S. dollars. As a result, the net asset value of the Trust's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Trust's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Trust makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Trust's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Trust's securities in the local markets.

Currency Transactions

         The Trust's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Trust from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Trust. This method of protecting the value of the Trust's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Trust may enter into repurchase agreements. Repurchase agreements occur when the Trust acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Trust will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Trust's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Trust's total assets, except that repurchase agreements extending for more than seven days and other illiquid securities will be limited to 10% of the Trust's total assets.

Reverse Repurchase Agreements

         The Trust may enter into reverse repurchase agreements. However, the Trust has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Trust's total assets. In a reverse repurchase agreement the Trust transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Trust will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Trust to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Trust in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Trust's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Trust may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve the Trust's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends on equity securities are not payable. No income accrues to the Trust prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to the actual issuance. The Master Trust's custodian will establish a segregated account for the Trust when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Trust.

Rule 144A Securities

         Subject to the limitations on illiquid and restricted securities noted above, the Trust may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Trust's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Trust may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them.

Swap Arrangements

         The Trust may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Trust could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e. an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Trust a fixed rate of interest on the notional principal amount. In a currency swap the Trust would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Trust would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Trust will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Trust either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Trust will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Trust's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Trust's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Trust's portfolio. However, the Trust may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Trust. In entering a swap arrangement, the Trust is dependent upon the creditworthiness and good faith of the counterparty. The Trust attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications


         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of the parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries                           Consumer Staple                         Science & Technology
----------------                           ---------------                         --------------------
Chemical                                   Business Service                        Aerospace
Diversified                                Container                               Computer Software &
Electrical Equipment                       Drug                                     Service
Forest Products                            Food & Beverage                         Electronic Components
Machinery                                  Hospital Supply                         Electronic Equipment
Metal & Mining                             Personal Care                           Office Equipment
Railroad                                   Printing & Publishing
Truckers                                   Tobacco

Utility                                    Energy                                  Consumer Cyclical
-------                                    ------                                  -----------------
Electric                                   Oil Refining & Marketing                Airline
Gas                                        Oil Production                          Automotive
Gas Transmission                           Oil Service                             Building
Telephone                                                                          Hotel & Restaurant
                                                                                   Photography
Other                                      Finance                                 Recreation
-----                                      -------                                 Retail Trade
Trust Certificates--                       Bank                                    Textile & Apparel
 Government Related Lending                Financial Service
Asset-backed--Mortgages                    Insurance
Asset-backed--Credit
 Card Receivables

Other Investment Limitations

         Although the Trust is permitted to borrow up to 10% of its net assets, the Trust has no present intention to engage in any borrowing except for temporary purposes and has no intention to borrow for leverage purposes. For purposes of this restriction, reverse repurchase agreements shall constitute borrowings subject to the 10% limitation on all borrowing. The Trust will not purchase any securities for its portfolio while outstanding borrowings exceed 5% of the Trust's net assets; any borrowing in excess of 5% of its total assets would be from banks.



                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         As indicated in the Trust's Prospectus, the Trust may invest in long-term and short-term debt securities. The Trust may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain money market instruments in which the Trust may invest in such circumstances are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Trust invests include, among others:

         o direct obligations of the U.S. Treasury, i.e., Treasury bills, notes, certificates and bonds;

         o obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Trust may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Trust will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Trust in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Trust may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may not be deemed U.S. Government securities.

         The Trust may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Trust will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Trust will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.


         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by Standard & Poor's Corporation ("S&P") or with the "Prime" category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or "Prime" category by Moody's.


         Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

Rating Categories of Debt Securities


         Set forth below is a description of S&P corporate bond and debenture rating categories for securities which are deemed to be investment grade:


         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

         Set forth below is a description of Moody's corporate bond and debenture ratings for securities which are deemed to be investment grade:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger then in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         In the event applicable rating agencies lower the ratings of debt instruments held by the Trust, resulting in a material decline in the overall quality of the Trust's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.


         1, 2, or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its major rating category.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Master Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Master Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Master Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Master Trust. He is 70. His principal occupation is Associate of Saltonstall & Co., a private investment firm.
During the past five years he has also served as Partner of that firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Master Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Master Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.


----------
* or +   See footnotes on page 22.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Master Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Master Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Master Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Master Trust. He is 59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Master Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. and until February 1996, prior positions as President and Chief Executive Officer.

         *+Dudley F. Wade, One Financial Center, Boston, MA 02111, serves as Vice President of the Master Trust. He is 78. His principal occupation during the past five years has been Senior Vice President of State Street Research & Management Company.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Master Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.


----------
* or +   See footnotes on page 22.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Master Trust. He is 50. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Equity Advisors and as Senior Vice President of Stein, Roe & Farnham.

         *+John T. Wilson, One Financial Center, Boston, MA 02111, serves as Vice President of the Master Trust. He is 33. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc.

         As of February 28, 1997, the Trustees and principal officers of the Master Trust owned as a group less than 1% of the outstanding Class A shares of the Trust and approximately 1.7% of the outstanding Class C shares of the Trust. They owned none of the Trust's outstanding Class B or Class D shares.

         As of February 28, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch"), One Liberty Plaza, 165 Broadway, New York, New York 10080, was the record owner of approximately 8.3% and 44.6% of the Trust's outstanding Class B and Class D shares, respectively, as to which shares the Trust believes Merrill Lynch disclaims beneficial ownership.


----------
* These Trustees and/or officers are or may be deemed to be "interested persons" of the Master Trust under the 1940 Act because of their affiliations with the Trust's investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         The Trustees were compensated as follows:

                                                                  Total
                                                              Compensation
                                      Aggregate            From Master Trust
              Name of               Compensation            and Complex Paid
              Trustee           From Master Trust(a)         to Trustees (b)
              -------           --------------------       -----------------
Edward M. Lamont                      $4,000                    $ 59,375
Robert A. Lawrence                    $4,000                    $ 92,125
Dean O. Morton                        $4,200                    $ 96,125
Thomas L. Phillips                    $4,000                    $ 59,375
Toby Rosenblatt                       $4,000                    $ 59,375
Michael S. Scott Morton               $4,400                    $100,325
Ralph F. Verni                        $    0                    $      0
Jeptha H. Wade                        $4,200                    $ 63,375

(a)    For the Trust's fiscal year ended December 31, 1996.

(b) Includes compensation on behalf of 31 funds representing all series of investment companies for which the Investment Manager serves as the primary investment adviser, series of Metropolitan Series Fund, Inc. for which the Investment Manager serves as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor. "Total Compensation from Master Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Master Trust does not provide any pension or retirement benefits for the Trustees.


                          INVESTMENT ADVISORY SERVICES


         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Trust. The Advisory Contract provides that the Investment Manager shall furnish the Trust with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Master Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").

         The advisory fee payable monthly by the Trust to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Trust, as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rates set forth in the Prospectus. The total dollar amounts paid by the Trust to the

Investment Manager for the fiscal years ended December 31, 1996, 1995 and 1994 were $3,866,070, $3,158,324 and $2,940,754, respectively.


         The Advisory Contract provides that in the event that the total expenses incurred by the Trust in any fiscal year, excluding interest, taxes, brokerage commissions, and extraordinary litigation costs, but including payments to the Investment Manager, shall exceed 1% of the average value of the net assets (computed without deducting amounts borrowed for investment purposes) of the Trust during said fiscal year, based upon computations of such value made as of the close of business on each business day during such fiscal year, then the Investment Manager shall reimburse the Trust for such excess expenses by making a payment to the Trust in the amount of such excess expenses within 30 days following the close of such fiscal year.

         The Advisory Contract further provides that it shall remain in effect from year to year only so long as (1) such continuance is specifically approved at least annually by either (A) the Board of Trustees of the Master Trust, or
(B) "vote of a majority of the outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Trust, and (2) the terms of the Advisory Contract are approved at least annually by the vote of a majority of the Trustees of the Master Trust, who are not parties to the Advisory Contract or "interested persons" of any such party (as such terms are used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Contract may be terminated at any time without the payment of any penalty by vote of the Board of Trustees of the Master Trust or by "vote of a majority of the outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Trust, or by the Investment Manager, in each case upon sixty calendar days' prior written notice to the other party to the Advisory Contract.

         Under a Shareholders' Administrative Services Agreement between the Master Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Trust, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans, through or under which the Trust's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Trust are distributed by the Distributor. The Trust offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Trust, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares of the Trust is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges. For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Trust at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Trust or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Trust and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Trust or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the Trust and Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit sufficient information to show that they qualify for the Right of Accumulation.


         Class C Shares. Class C shares are currently available to certain employee benefit plans, such as qualified retirement plans, which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Trust may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Trust reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Trust may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Trust may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Trust at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                 NET ASSET VALUE

         The net asset values of the shares of the Trust are determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed for New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Trust is computed by dividing the sum of the market value of the securities held by the Trust plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Trust at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Trust, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of the portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined of times prior to the close of the NYSE.


         In general, securities are valued as follows. Securities which are listed or traded on the NYSE are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Master Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS


Portfolio Turnover

         The Trust's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Trust (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended December 31, 1995 and 1996 were 39.21% and 73.51%, respectively. The Investment Manager believes the portfolio turnover rate was significantly higher for the fiscal year ended December 31, 1996 compared to the previous fiscal year due to increased market volatility and the Investment Manager's efforts to take advantage of the resulting opportunities to purchase certain securities at attractive prices and to sell certain securities in order to realize gains.


Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Trust, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Trust occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; portfolio evaluation services; and data relating to the relative performance of accounts.

         In the case of the Trust and other registered investment companies advised by the Investment Manager, such services may include data relating to performance, expenses and fees of such investment companies and other investment companies; this information is used by the Trustees or directors of such investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Investment Manager. The Investment Manger considers these investment company services only in connection with transactions on behalf of its investment company clients and not its other clients.

         Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Company which is estimated by the Company to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation of the research-related systems portion provided to the Investment Manager.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that proportion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.


         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Trust in secondary trading during the fiscal years ended December 31, 1994, 1995 and 1996, amounted to approximately $697,000, $815,000 and $2,015,000, respectively. The Investment Manager believes the amount of brokerage commissions paid by the Trust during the fiscal year ended December 31, 1996 was significantly higher than during the previous fiscal year because of increased market volatility and the Investment Manager's efforts to take advantage of the resulting opportunities to purchase certain securities at attractive prices and to sell certain securities in order to realize gains. During and at the end of its most recent fiscal year, the Trust held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Trust as defined under the 1940 Act.


         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Trust -- In General

         The Trust intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Trust must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stocks or securities; (ii) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies) or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Trust's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which the Trust may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Trust purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Trust in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Trust should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Trust's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Trust.

         The Trust will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Trust must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31 in addition to any undistributed portion of the respective balances from the prior year. The Trust intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Trust's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Trust may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Trust, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Trust at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Trust purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Trust elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Trust may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Trust makes the election to include market discount currently. Because the Trust must include original issue discount in income, it will be more difficult for the Trust to make the distributions required for the Trust to maintain its status as a regulated investment company under Subchapter M of the Code and to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Trust's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Trust's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and
(iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Trust may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Trust's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Trust's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Trust pays the dividend during January of the following calendar year.

         Distributions by the Trust can result in a reduction in the fair market value of the Trust's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE TRUST

         State Street Research Master Investment Trust is currently comprised of one series, State Street Research Investment Trust. The Trustees have authorized shares of the Trust to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Master Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Master Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series classes.


         The Master Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Trust. Shares of the Trust are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Trust on a continuous basis at an offering price which is based on the net asset value per share of the Trust plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended December 31, 1994, 1995 and 1996, total sales charges on Class A shares paid to the Distributor amounted to $1,138,191, $1,155,661 and $2,411,055, respectively, of which $133,340, $140,645 and
$292,754, respectively, was retained by the Distributor after reallowance of concessions to dealers.


         The differences in the price at which the Trust's Class A shares are offered due to scheduled variations in sales charges, as described in the Trust's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Trust or associated entities. Where shares of the Trust are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Trust reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Trust and paid initial commissions to securities dealers for sales of such shares as follows:

                               Fiscal Year                    Fiscal Year                    Fiscal Year
                                  Ended                          Ended                          Ended
                            December 31, 1996              December 31, 1995              December 31, 1994
                            -----------------              -----------------              -----------------

                    Contingent     Commissions        Contingent     Commissions       Contingent    Commissions
                     Deferred       Paid to            Deferred        Paid to          Deferred       Paid to
                   Sales Charge      Dealers         Sales Charge      Dealers        Sales Charge     Dealers
                   ------------    -----------       ------------    -----------      ------------   -----------
Class A                    $0      $2,118,301                $0       $1,015,016             $0      $1,004,851
Class B              $329,954      $4,092,738          $688,624       $1,815,979       $172,481      $2,076,146
Class D                $6,250         $77,583            $5,125          $40,514           $593         $50,402


For information on the amount of distribution fees paid by the Trust to the Distributor, see below.


         The Trust has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, B and D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Trust and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor to make payments out of its general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets
                                       37
represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Trust for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Trust held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Trust. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended December 31, 1996, the Trust paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Trust as follows:

                         Class A            Class B            Class D

Advertising             $  1,821          $   46,040         $  3,977

Printing and mailing
of prospectuses to
other than current
shareholders                 484              12,243            1,058

Compensation to
dealers                  435,894           2,163,218          185,600

Compensation to
sales personnel            5,944             148,331           14,286

Interest                       0                   0                0

Carrying or other
financing charges              0                   0                0

Other expenses:
 marketing; general:       3,015              76,120            6,652
                        ---------         ----------         --------

Total fees              $447,158          $2,445,952         $211,573
                        ========          ==========         ========

The Distributor may have also used additional resources of its own for further expenses on behalf of the Trust.

         No interested Trustee of the Master Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Trust will make alternative arrangements for such services for shareholders who acquire shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Trust will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Trust. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Trust had no class designations until February 17, 1993, when Class A and Class C designations were assigned, and March 15, 1993, when Class B and Class D designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

         The performance data reflects Rule 12b-1 fees and, where applicable, sales charges as set forth below:


          Rule 12b-1 Fees                      Sales Charges
         -----------------                   ------------------
         Current
Class    Amount    Period
-----    ------    ------

 A        0.25%    February 17, 1993         Maximum 4.5% sales
                   to present; fee           charge reflected
                   will reduce
                   performance for
                   periods after
                   February 17, 1993

 B        1.00%    March 15, 1993 to         1-and 5-year periods
                   present; fee will         reflect a 5% and a
                   reduce performance        2% contingent
                   for periods after         deferred sales
                   March 15, 1993            charge, respectively

 C        0.00%    Since commencement        None
                   of operations to
                   present

 D        1.00%    March 15, 1993 to         1-year period
                   present; fee will         reflects a 1%
                   reduce performance        contingent deferred
                   for periods after         sales charge
                   March 15, 1993

Total Return
------------


         The standard total return of each class of the Trust's shares was as follows:

               Ten Years           Five Years            One Year
                 Ended                Ended                Ended
           December 31, 1996    December 31, 1996    December 31, 1996
           -----------------    -----------------    -----------------


Class A        13.04%               11.52%               15.58%
Class B        13.27%               11.71%               15.21%
Class C        13.70%               12.82%               21.48%
Class D        13.27%               11.96%               19.10%


         Standard total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                            n
                                      P(1+T)   =  ERV


  Where:                  P        =  a hypothetical initial payment
                                      of $1,000

                          T        =  average annual total return

                          n        =  number of years

                          ERV      =  ending redeemable value at the
                                      end of the designated period
                                      assuming a hypothetical $1,000
                                      payment made at the beginning
                                      of the designated period

         The calculation is based on the further assumptions that the highest initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Trust are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

         From time to time, the Trust may advertise its yield. If the Trust were to advertise yield for each of its Class A, Class B, Class C and Class D shares, such figures would be computed by dividing the net investment income, after recognition of all recurring charges, per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                     YIELD = 2[(a-b + 1)6 -1]
                               ----
                                cd

         Where:       a    =  dividends and interest earned
                              during the period

                      b    =  expenses accrued for the period

                      c    =  the average daily number of shares
                              outstanding during the period that
                              were entitled to receive dividends

                      d    =  the maximum offering price per
                              share on the last day of the period

         To calculate interest earned (for purposes of "a" above) on debt obligations, the Trust computes the yield to maturity of each obligation held by the Trust based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Trust accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Trust has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes a maximum sales charge of 4.5% with respect to Class A shares.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Trust's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Trust's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Trust's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

Nonstandardized Total Return


         The Trust may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before. In addition, the Trust may provide nonstandardized total return results for differing periods, such as for the period since the Trust commenced operations in 1924, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the Trust's nonstandardized total returns for the six months ended December 31, 1996, without taking sales charges into account, were as follows:

                             Class A       9.56%
                             Class B       9.21%
                             Class C       9.75%
                             Class D       9.08%


Distribution Rates

         From time to time, the Trust may advertise its distribution rate. If the Trust were to advertise a distribution rate for each of its Class A, Class B, Class C and Class D shares, such figures would be calculated by dividing the distributions for the latest 12 months by the maximum current offering price per share. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Trust even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Master Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Master Trust's independent accountants, providing professional services including (1) audits of certain financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Trust.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.


         The following financial statements are for the Trust's fiscal year ended December 31, 1996.

STATE STREET RESEARCH INVESTMENT TRUST

- -----------------------------------------------------------------------------
INVESTMENT PORTFOLIO
- -----------------------------------------------------------------------------
December 31, 1996

 ---------------------------------------------------------------------
                                                           Value
                                             Shares       (Note 1)
 ---------------------------------------------------------------------
COMMON STOCKS 98.8%
Basic Industries 16.7%
Chemical 8.2%
E.I. Du Pont De Nemours & Co.                312,600    $ 29,501,625
Monsanto Co.                                 786,600      30,579,075
Rhone-Poulenc SA ADR                         601,100      20,362,262
Rohm & Haas Co.                              370,000      30,201,250
                                                       ---------------
                                                         110,644,212
                                                       ---------------
Electrical Equipment 2.6%
General Electric Co.                         358,800      35,476,350
                                                       ---------------
Forest Product 0.6%
James River Corp.                            225,200       7,459,750
                                                       ---------------
Machinery 1.6%
Case Corp.                                   395,400      21,549,300
                                                       ---------------
Metal & Mining 2.8%
Aluminum Company of America                  268,300      17,104,125
Reynolds Metals Co.                          369,100      20,808,013
                                                       ---------------
                                                          37,912,138
                                                       ---------------
Railroad 0.9%
Canadian National Railway Co.                322,900      12,270,200
                                                       ---------------
Total Basic Industries                                   225,311,950
                                                       ---------------
Consumer Cyclical 14.5%
Automotive 2.3%
General Motors Corp.                         243,500      13,575,125
Magna International, Inc. Cl. A              329,000      18,341,750
                                                       ---------------
                                                          31,916,875
                                                       ---------------
Hotel & Restaurant 1.5%
Hilton Hotels Corp.                          359,400       9,389,325
Mirage Resorts Inc.*                         503,900      10,896,838
                                                       ---------------
                                                          20,286,163
                                                       ---------------
Recreation 3.6%
Harley Davidson Inc.                         197,800       9,296,600
Mattel Inc.                                  117,300       3,255,075
Time Warner Inc.                             375,900      14,096,250

Walt Disney Co.                              313,332      21,815,740
                                                       ---------------
                                                          48,463,665
                                                       ---------------
Retail Trade 7.1%
Gucci Group NV*                              139,300       8,897,788
Home Depot Inc.                              543,100      27,222,887
J.C. Penney Inc.                             139,800       6,815,250
Kroger Co.*                                  351,200      16,330,800
Retail Trade (cont'd)
Rite Aid Corp.                               264,300    $ 10,505,925
Sears Roebuck & Co.                          275,600      12,712,050
Toys R Us Inc.*                              424,000      12,720,000
                                                       ---------------
                                                          95,204,700
                                                       ---------------
Total Consumer Cyclical                                  195,871,403
                                                       ---------------
Consumer Staple 24.3%
Business Service 2.3%
HBO & Co.                                    187,500      11,132,813
Interpublic Group of Companies, Inc.         413,900      19,660,250
                                                       ---------------
                                                          30,793,063
                                                       ---------------
Drug 5.0%
American Home Products Corp.                 201,000      11,783,625
Amgen Inc.*                                  120,400       6,546,750
Eli Lilly & Co.                              213,456      15,582,288
Novartis AG ADR*                             406,397      23,199,402
Pfizer Inc.                                  120,900      10,019,588
                                                       ---------------
                                                          67,131,653
                                                       ---------------
Food & Beverage 3.8%
Anheuser-Busch Companies, Inc.               691,500      27,660,000
Coca-Cola Co.                                438,300      23,065,538
                                                       ---------------
                                                          50,725,538
                                                       ---------------
Hospital Supply 7.3%
Aetna Inc.                                   143,600      11,488,000
Baxter International Inc.                    612,900      25,128,900
Columbia/HCA Healthcare Corp.                534,450      21,778,837
Guidant Corp.                                246,600      14,056,200
Johnson & Johnson                            533,700      26,551,575
                                                       ---------------
                                                          99,003,512
                                                       ---------------
Personal Care 3.9%
Avon Products Inc.                           292,700      16,720,487
Gillette Co.                                 231,800      18,022,450
Procter & Gamble Co.                         164,000      17,630,000
                                                       ---------------
                                                          52,372,937
                                                       ---------------
Tobacco 2.0%
Philip Morris Companies, Inc.                235,800      26,556,975
                                                       ---------------
Total Consumer Staple                                    326,583,678
                                                       ---------------

Energy 9.8%
Oil 7.1%
Burlington Resources Inc.                    466,100      23,479,788
Exxon Corp.                                  149,400      14,641,200

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 ---------------------------------------------------------------------
                                                           Value
                                             Shares       (Note 1)
 ---------------------------------------------------------------------
Oil (cont'd)
Oryx Energy Co.                              262,100   $    6,486,975
Shell Transport & Trading PLC                283,500       29,023,312
Total SA Cl. B ADR                           557,608       22,443,722
                                                       ---------------
                                                           96,074,997
                                                       ---------------
Oil Service 2.7%
Schlumberger Ltd.                            362,012       36,155,949
                                                       ---------------
Total Energy                                              132,230,946
Finance 13.4%
Bank 7.8%
BankAmerica Corp.                            376,000       37,506,000
Chase Manhattan Corp.                        481,100       42,938,175
NationsBank Corp.                            246,600       24,105,150
                                                       ---------------
                                                          104,549,325
                                                       ---------------
Insurance 5.6%
Ace Ltd.                                     399,800       24,037,975
American General Corp.                       423,642       17,316,367
General Re Corp.                              13,900        2,192,725
Saint Paul Companies, Inc.                   254,300       14,908,337
Travelers Group Inc.                         368,600       16,725,225
                                                       ---------------
                                                           75,180,629
                                                       ---------------
Total Finance                                             179,729,954
                                                       ---------------
Science & Technology 19.2%
Aerospace 1.0%
Raytheon Co.                                 272,800       13,128,500
                                                       ---------------
Computer Software & Service 4.2%
Cisco Systems Inc.*                          427,500       27,199,687
Electronic Data Systems Corp.                384,500       16,629,625
First Data Corp.                             339,950       12,408,175
                                                       ---------------

                                                           56,237,487
                                                       ---------------
Electronic Components 2.3%
Intel Corp.*                                 121,300       15,882,719
Texas Instruments Inc.                       232,600       14,828,250
                                                       ---------------
                                                           30,710,969
                                                       ---------------
Electronic Equipment 6.2%
L.M. Ericsson Telephone Co. ADR Cl. B*       590,140       17,814,851
Lucent Technologies Inc.*                    467,900       21,640,375
Motorola Inc.                                127,300        7,813,038
Perkin-Elmer Corp.                           375,600       22,113,450
Teradyne Inc.*                               600,800       14,644,500
                                                       ---------------
                                                           84,026,214
                                                       ---------------
Office Equipment 5.5%
Compaq Computer Corp.*                       253,600   $   18,829,800
Diebold Inc.                                 301,700       18,969,387
Hewlett-Packard Co.                          264,000       13,266,000
International Business Machines Corp.        150,800       22,770,800
                                                       ---------------
                                                           73,835,987
                                                       ---------------
Total Science & Technology                                257,939,157
                                                       ---------------
Utility 0.9%
Electric 0.9%
FPL Group Inc.                               252,000       11,592,000
                                                       ---------------
Total Utility                                              11,592,000
                                                       ---------------
Total Common Stocks (Cost $926,604,034)                 1,329,259,088
                                                       ---------------


- -----------------------------------------------------------------------------
                                    Principal      Maturity
                                      Amount         Date
- -----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 3.9%
American Express Credit Corp.,
  5.90%                            $13,601,000    1/02/1997       13,601,000
American Express Credit Corp.,
  6.55%                             11,157,000    1/02/1997       11,157,000
Chevron Oil Finance Co., 6.15%       3,125,000    1/02/1997        3,125,000
Ford Motor Credit Co., 5.72%        20,000,000    1/02/1997       20,000,000
Ford Motor Credit Co., 5.90%         4,742,000    1/02/1997        4,742,000
                                                               ---------------
Total Short-Term Obligations (Cost $52,625,000)                   52,625,000
                                                               ---------------
Total Investments (Cost $979,229,034)--102.7%                  1,381,884,088
Cash and Other Assets, Less Liabilities--(2.7%)                  (35,964,013)
                                                               ---------------
Net Assets--100.0%                                            $1,345,920,075
                                                               ===============
Federal Income Tax Information:
At December 31, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $976,227,873 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost          $  410,133,394
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value              (4,477,179)
                                                               ---------------
                                                              $  405,656,215
                                                               ===============

   * Nonincome-producing securities.
     ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

 -----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
 -----------------------------------------------------------------------------
December 31, 1996

Assets
Investments, at value (Cost $979,229,034) (Note 1)         $1,381,884,088
Cash                                                                   21
Receivable for securities sold                                 34,740,340
Receivable for fund shares sold                                 8,884,960
Dividends and interest receivable                               1,523,456
Other assets                                                       17,640
                                                           ---------------
                                                            1,427,050,505
Liabilities
Capital gains distribution payable                             75,716,954
Dividends payable                                               3,059,683
Accrued management fee (Note 2)                                 1,071,270
Accrued transfer agent and shareholder services (Note 2)          499,898
Accrued distribution and service fees (Note 4)                    327,406
Payable for fund shares redeemed                                  253,602
Accrued trustees' fee (Note 2)                                      9,185
Other accrued expenses                                            192,432
                                                           ---------------
                                                               81,130,430
                                                           ---------------
Net Assets                                                 $1,345,920,075
                                                           ===============
Net Assets consist of:
 Unrealized appreciation of investments                    $  402,655,054
 Shares of beneficial interest                                943,265,021
                                                           ---------------
                                                           $1,345,920,075
                                                           ===============
Net Asset Value and redemption price per share of Class A
  shares ($223,868,253 / 24,671,409 shares of beneficial
  interest)                                                          $9.07
                                                                     =====
Maximum Offering Price per share of Class A shares ($9.07
  / .955)                                                            $9.50
                                                                     =====

Net Asset Value and offering price per share of Class B
  shares ($315,766,393 / 34,972,059 shares of beneficial
  interest)*                                                         $9.03
                                                                     =====
Net Asset Value, offering price and redemption price per
  share of Class C shares ($780,627,471 / 85,721,290
  shares of beneficial interest)                                     $9.11
                                                                     =====
Net Asset Value and offering price per share of Class D
  shares ($25,657,958 / 2,833,901 shares of beneficial
  interest)*                                                         $9.05
                                                                     =====

   * Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

- -----------------------------------------------------------------------------
STATEMENT OF OPERATION
- -----------------------------------------------------------------------------
For the year ended December 31, 1996

Investment Income
Dividends, net of foreign taxes of $292,432                 $ 20,824,118
Interest                                                       2,939,668
                                                           ---------------
                                                              23,763,786
Expenses
Management fee (Note 2)                                        3,866,070
Transfer agent and shareholder services (Note 2)               1,613,046
Reports to shareholders                                          232,532
Custodian fee                                                    224,676
Service fee--Class A (Note 4)                                    447,158
Distribution and service fees--Class B (Note 4)                2,445,952
Distribution and service fees--Class D (Note 4)                  211,573
Registration fees                                                135,260
Trustees' fees (Note 2)                                           29,826
Audit fee                                                         29,779
Legal fees                                                         2,279
Miscellaneous                                                     57,885
                                                           ---------------
                                                               9,296,036
                                                           ---------------
Net investment income                                         14,467,750
                                                           ---------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (Notes 1 and 3)             240,753,684
Net unrealized depreciation of investments                   (18,848,278)
                                                           ---------------
Net gain on investments                                      221,905,406
                                                           ---------------
Net increase in net assets resulting from operations        $236,373,156
                                                           ===============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

- -----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
- -----------------------------------------------------------------------------

                                      Year ended December 31
                                  -------------------------------
                                      1996             1995
- ----------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income            $   14,467,750   $   15,680,523
Net realized gain on
  investments*                      240,753,684      107,441,660
Net unrealized appreciation
  (depreciation) of investments     (18,848,278)     151,473,174
                                 ---------------  ---------------
Net increase resulting from
  operations                        236,373,156      274,595,357
                                 ---------------  ---------------
Dividends from net investment
  income:
 Class A                             (2,367,239)      (1,619,460)
 Class B                             (1,492,489)      (1,064,520)
 Class C                            (11,670,468)     (11,601,780)
 Class D                               (139,420)         (97,145)
                                 ---------------  ---------------
                                    (15,669,616)     (14,382,905)
                                 ---------------  ---------------
Distributions from net
  realized gains:
 Class A                            (38,241,853)     (13,126,874)
 Class B                            (54,345,452)     (17,847,503)
 Class C                           (144,043,972)     (74,984,305)
 Class D                             (4,419,675)      (1,639,766)
                                 ---------------  ---------------
                                   (241,050,952)    (107,598,448)
                                 ---------------  ---------------
Distributions in excess of net
  realized gains:
 Class A                               (151,663)        --
 Class B                               (215,528)        --
 Class C                               (571,263)        --
 Class D                                (17,528)        --
                                 ---------------  ---------------
                                       (955,982)        --
                                 ---------------  ---------------
Net increase from fund share
  transactions (Note 5)             292,610,905       77,302,381
                                 ---------------  ---------------
Total increase in net assets        271,307,511      229,916,385
Net Assets
Beginning of year                 1,074,612,564      844,696,179
                                 ---------------  ---------------
End of year (including
  undistributed net investment
  income of $0 and $1,207,644,
  respectively)                  $1,345,920,075   $1,074,612,564
                                 ===============  ===============
*Net realized gain for Federal
  income tax purposes (Note 1)   $  241,083,322   $  107,598,448
                                 ===============  ===============

STATE STREET RESEARCH INVESTMENT TRUST

- -----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
- -----------------------------------------------------------------------------
December 31, 1996

Note 1
State Street Research Investment Trust (the "Trust"), is a series of State Street Research Master Investment Trust (the "Master Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized in February, 1989 as a successor to State Street Investment Corporation, a Massachusetts corporation. The Trust is presently the only series of the Master Trust.

The investment objective of the Trust is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the Trust invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The Trust offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Trust's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Trust in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

- -----------------------------------------------------------------------------
NOTES (cont'd)
- -----------------------------------------------------------------------------

B. Federal Income Taxes

No provision for Federal income taxes is necessary since the Trust has elected to qualify under Subchapter M of the Internal Revenue Code and its policy to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. It is also the intention of the Trust to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code.

C. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains are distributed annually. For the year ended December 31, 1996, the Fund has designated as long-term $225,077,488 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is due to the disposition of securities that have different bases for financial reporting and tax purposes.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into a contract under which the Adviser receives a quarterly fee equal to 1/8 of one percent of the average market value of the net assets up to and including $200,000,000, 3/32 of one percent of the average net assets in excess of $200,000,000 up to and including $300,000,000, 3/40 of one percent of the average net assets in excess of $300,000,000 up to and including $500,000,000, and 1/16 of one percent of the average net assets in excess of $500,000,000. In consideration of these fees, the Adviser furnishes the Trust with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1996, the fees pursuant to such agreement amounted to $3,866,070.

State Street Research Shareholder Services, a division of State Street

Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Trust such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Trust. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Trust may be purchased. During the year ended December 31, 1996 the amount of such shareholder servicing and account maintenance expenses was $402,641.

The fees of the Trustees not currently affiliated with the Adviser amounted to $29,826 during the year ended December 31, 1996.

Note 3

For the year ended December 31, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $930,677,454 and $881,140,877, respectively.

Note 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Trust pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Trust pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1996, fees pursuant to such plan amounted to $447,158, $2,445,952 and $211,573 for Class A, Class B and Class D shares, respectively.

The Trust has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $292,754 and $1,834,870, respectively, on sales of Class A shares of the Trust during the year ended December 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $3,065,517 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $329,954 and $6,250 on redemptions of Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH INVESTMENT TRUST

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

Note 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At December 31, 1996, the Adviser owned one share of each of Class A, Class B and Class D of the Trust.

Share transactions were as follows:

                                                              Year ended December 31
                                           -------------------------------------------------------------
                                                       1996                            1995
                                           -------------------------------------------------------------
Class A                                       Shares          Amount          Shares         Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                  8,496,436     $ 85,083,629      4,201,602    $ 38,277,703
Issued upon reinvestment of:
   Distributions from net realized gains     4,105,073       37,233,009      1,381,863      12,657,868
 Dividends from net investment income          238,083        2,245,230        137,038       1,344,573
Shares redeemed                             (2,981,620)     (29,917,407)    (2,806,953)    (24,998,577)
                                          -------------- --------------- --------------  ---------------
Net increase                                 9,857,972     $ 94,644,461      2,913,550    $ 27,281,567
                                          ============== =============== ==============  ===============
Class B                                       Shares          Amount          Shares         Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                 11,730,491     $117,507,067      5,971,626    $ 54,108,058
Issued upon reinvestment of:
   Distributions from net realized gains     5,847,959       52,807,070      1,883,350      17,194,984
 Dividends from net investment income          153,378        1,415,675         95,588         906,920
Shares redeemed                             (2,861,202)     (28,467,433)    (2,523,352)    (22,537,142)
                                          -------------- --------------- --------------  ---------------
Net increase                                14,870,626     $143,262,379      5,427,212    $ 49,672,820
                                          ============== =============== ==============  ===============
Class C                                       Shares          Amount          Shares         Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                  1,551,667     $ 15,248,056      1,267,679    $ 11,473,904
Issued upon reinvestment of:
   Distributions from net realized gains     8,570,372       78,065,167      4,060,874      37,278,822
 Dividends from net investment income          468,693        4,537,303        701,086       6,244,388

Shares redeemed                             (5,305,991)     (52,618,228)    (6,464,579)    (57,645,171)
                                          -------------- --------------- --------------  ---------------
Net increase (decrease)                      5,284,741     $ 45,232,298       (434,940)   $ (2,648,057)
                                          ============== =============== ==============  ===============
Class D                                       Shares          Amount          Shares         Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                    910,947     $  9,099,923        500,160    $  4,432,731
Issued upon reinvestment of:
   Distributions from net realized gains       466,008        4,217,370        168,699       1,543,548
 Dividends from net investment income           13,599          126,917          8,708          81,712
Shares redeemed                               (397,252)      (3,972,443)      (349,866)     (3,061,940)
                                          -------------- --------------- --------------  ---------------
Net increase                                   993,302     $  9,471,767        327,701    $  2,996,051
                                          ============== =============== ==============  ===============

State Street Research Investment Trust

Financial Highlights


For a share outstanding throughout each year:

                                                          Class A
                                       ----------------------------------------------
                                                  Year ended December 31
                                       ----------------------------------------------
                                        1996***     1995***      1994        1993*
 ------------------------------------------------------------------------------------
Net asset value, beginning of year      $   9.16   $   7.74     $  8.69     $  8.75
Net investment income                       0.12       0.14        0.11        0.10
Net realized and unrealized gain
  (loss) on investments                     1.80       2.39       (0.44)       0.81
Dividends from net investment income       (0.13)     (0.13)      (0.12)      (0.13)
Distributions from net realized gains      (1.87)     (0.98)      (0.50)      (0.84)
Distributions in excess of net
  realized gains                           (0.01)        --          --          --
                                      ----------- ----------- ----------------------
Net asset value, end of year            $   9.07   $   9.16     $  7.74     $  8.69
                                      =========== =========== ======================

Total return                               21.03%+    32.85%+     (3.84)%+    10.53%+++
Net assets at end of year (000s)        $223,868   $135,676     $92,137     $75,259
Ratio of operating expenses to
  average net assets                        0.75%      0.78%       0.89%       0.75%++
Ratio of net investment income to
  average net assets                        1.17%      1.54%       1.26%       1.27%++
Portfolio turnover rate                    73.51%     39.21%      33.08%      43.57%
Average commission rate@                $   0.05         --          --          --

                                                         Class B
                                       ---------------------------------------------
                                                  Year ended December 31
                                       ---------------------------------------------
                                        1996***     1995***      1994       1993**
 -----------------------------------------------------------------------------------
Net asset value, beginning of year      $   9.13   $   7.72    $   8.66    $  9.15
Net investment income                       0.04       0.07        0.06       0.06
Net realized and unrealized gain
  (loss) on investments                     1.80       2.38       (0.44)      0.39
Dividends from net investment income       (0.06)     (0.06)      (0.06)     (0.10)
Distributions from net realized gains      (1.87)     (0.98)      (0.50)     (0.84)
Distributions in excess of net
  realized gains                           (0.01)        --          --         --
                                      ----------- ----------- ---------------------
Net asset value, end of year            $   9.03   $   9.13    $   7.72    $  8.66
                                      =========== =========== =====================
Total return                               20.15%+    31.86%+     (4.43)%+    4.95%+++
Net assets at end of year (000s)        $315,766   $183,446    $113,301    $73,110
Ratio of operating expenses to
  average net assets                        1.50%      1.53%       1.64%      1.51%++
Ratio of net investment income to
  average net assets                        0.41%      0.79%       0.51%      0.48%++
Portfolio turnover rate                    73.51%     39.21%      33.08%     43.57%
Average commission rate@                $   0.05         --          --         --

                                                                Class C                            Class D
                                      ---------------------------------------------------------- ----------
                                                                                                 Year ended
                                                                                                  December
                                                        Year ended December 31                       31
                                      ---------------------------------------------------------- ----------
                                        1996***     1995***      1994        1993        1992      1996***
- -----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year      $   9.18   $   7.76    $   8.70    $   8.80    $   9.04    $  9.15
Net investment income                       0.14       0.16        0.13        0.15        0.16       0.04
Net realized and unrealized gain
  (loss) on investments                     1.82       2.39       (0.43)       0.74        0.40       1.79
Dividends from net investment income       (0.15)     (0.15)      (0.14)      (0.15)      (0.16)     (0.05)
Distributions from net realized gains      (1.87)     (0.98)      (0.50)      (0.84)      (0.64)     (1.87)
Distributions in excess of net
  realized gains                           (0.01)        --          --          --          --      (0.01)
                                      ----------- ----------- ---------------------- ----------- ----------
Net asset value, end of year            $   9.11   $   9.18    $   7.76    $   8.70    $   8.80    $  9.05
                                      =========== =========== ====================== =========== ==========
Total return                               21.48%+    33.07%+     (3.47)%+    10.20%+      6.28%+    20.09%+
Net assets at end of year (000s)        $780,627   $738,649    $627,551    $729,536    $726,671    $25,658
Ratio of operating expenses to
  average net assets                        0.50%      0.54%       0.65%       0.49%       0.51%      1.50%
Ratio of net investment income to
  average net assets                        1.44%      1.81%       1.54%       1.63%       1.92%      0.42%
Portfolio turnover rate                    73.51%     39.21%      33.08%      43.57%      23.99%     73.51%
Average commission rate@                $   0.05         --          --          --          --    $  0.05

                                                   Class D
                                       --------------------------------
                                       1995***      1994       1993**
 ----------------------------------------------------------------------
Net asset value, beginning of year     $  7.74     $  8.68     $ 9.15
Net investment income                     0.07        0.05       0.06
Net realized and unrealized gain
  (loss) on investments                   2.38       (0.43)      0.40
Dividends from net investment income     (0.06)      (0.06)     (0.09)
Distributions from net realized gains    (0.98)      (0.50)     (0.84)
Distributions in excess of net
  realized gains                            --          --         --
                                       --------- ----------- ----------
Net asset value, end of year           $  9.15     $  7.74     $ 8.68
                                       ========= =========== ==========
Total return                             31.75%+     (4.45)%+    5.10%+++

Net assets at end of year (000s)       $16,841     $11,707     $9,729
Ratio of operating expenses to
  average net assets                      1.53%       1.64%      1.51%++
Ratio of net investment income to
  average net assets                      0.79%       0.51%      0.51%++
Portfolio turnover rate                  39.21%      33.08%     43.57%
Average commission rate@                    --          --         --

++  Annualized
* February 17, 1993 (commencement of share class designations) to December 31, 1993.
**  March 15, 1993 (commencement of share class designations) to December 31,
    1993.
*** Per-share figures have been calculated using the average shares method.
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
@ For fiscal years beginning on or after January 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades.

- -----------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
- -----------------------------------------------------------------------------

To the Trustees of State Street Research Master Investment Trust and Shareholders of State Street Research Investment Trust:

We have audited the accompanying statement of assets and liabilities of State Street Research Investment Trust, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Investment Trust as of December 31, 1996, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                   /s/Coopers & Lybrand L.L.P.
                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 7, 1997

STATE STREET RESEARCH INVESTMENT TRUST

- -----------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
- -----------------------------------------------------------------------------

Investment Trust had a good year in 1996, in line with generally strong performance in U.S. equity markets. For the 12 months ended December 31, 1996, the Trust outperformed the average return for Lipper Analytical Services' Growth and Income Funds category.

The stocks of large-capitalization, high-quality companies generally turned in the best results in 1996, a trend that benefited the Trust, with its strategy of investing in companies that have strong positions in their industries. Restructuring in the energy industry combined with generally higher commodity prices to help the Trust's energy holdings.

Investment Trust's overweighting in the finance and science and technology sectors helped performance throughout the year. The Trust's management maintained an overweighting in science and technology stocks, many of which performed well during the year.

Both the utilities and consumer cyclicals sectors were disappointing in 1996. Exposure to utilities was minimal, but the Trust's overweighting in retail detracted from performance.

December 31, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Trust will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. During the periods prior to 1990 that shares of the Trust were not offered to the general public, the Trust was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Trust's current continuous public offering. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance.

                          Change In Value of $10,000
                        Based On The S&P 500 Compared
                        to Change In Value Of $10,000
                         Invested In Investment Trust


[DESCRIPTION OF CLASS A LINE CHART]


                                 Class A Shares

                          Average Annual Total Return
- ------------------------------------------------------------------------------
1 Year                     5 Years                            10 Years
- ------------------------------------------------------------------------------
+15.58%                    +11.52%                            +13.04%
- ------------------------------------------------------------------------------

                           Investment Trust                   S & P 500
12/86                      9550                               10000
12/87                      10207                              10525
12/88                      11252                              12268
12/89                      14869                              16149
12/90                      14727                              15647
12/91                      18863                              20403
12/92                      20048                              21956
12/93                      22034                              24164
12/94                      21188                              24481
12/95                      28148                              33670
12/96                      34066                              41396



[DESCRIPTION OF CLASS B LINE CHART]


                                 Class B Shares

                          Average Annual Total Return
- ------------------------------------------------------------------------------
1 Year                     5 Years                            10 Years
- ------------------------------------------------------------------------------
+15.21%                    +11.71%                            +13.27%
- ------------------------------------------------------------------------------

                           Investment Trust                   S & P 500
12/86                      910000                             10000
12/87                      110688                             10525
12/88                      111782                             12268
12/89                      115570                             16149
12/90                      115421                             15647
12/91                      119752                             20403
12/92                      220993                             21956
12/93                      222957                             24164
12/94                      221941                             24481
12/95                      228932                             33670
12/96                      334762                             41396

[DESCRIPTION OF CLASS C LINE CHART]

                                 Class C Shares

                          Average Annual Total Return
- ------------------------------------------------------------------------------
1 Year                     5 Years                            10 Years
- ------------------------------------------------------------------------------
+21.48%                    +12.82%                            +13.70%
- ------------------------------------------------------------------------------

                           Investment Trust                   S & P 500
12/86                      10000                              10000
12/87                      10688                              10525
12/88                      11782                              12268
12/89                      15570                              16149
12/90                      15421                              15647
12/91                      19752                              20403
12/92                      20993                              21956
12/93                      23135                              24164
12/94                      22331                              24481
12/95                      29717                              33670
12/96                      36100                              41396



[DESCRIPTION OF CLASS D LINE CHART]


                                 Class D Shares

                          Average Annual Total Return
- ------------------------------------------------------------------------------
1 Year                     5 Years                            10 Years
- ------------------------------------------------------------------------------
+19.10%                    +11.96%                            +13.27%
- ------------------------------------------------------------------------------

                           Investment Trust                   S & P 500
12/86                      110000                             10000
12/87                      110688                             10525
12/88                      111782                             12268
12/89                      115570                             16149
12/90                      115421                             15647
12/91                      119752                             20403
12/92                      220993                             21956
12/93                      222990                             24164
12/94                      221967                             24481
12/95                      228942                             33670
12/96                      334755                             41396

                      STATE STREET MASTER INVESTMENT TRUST

                                     PART C

                               OTHER INFORMATION

Item 24:     Financial Statements and Exhibits

     (a)     Financial Statements

             (1) Financial Statements included in PART A (Prospectus) of this
                 Registration Statement:


                 Financial Highlights for State Street Research Investment Trust for the fiscal years ended December 31, 1987 through December 31, 1996.

             (2) Financial Statements included in PART B (Statement of
                 Additional Information) of this Registration Statement for State Street Investment Trust for the fiscal year ended December 31, 1996 (except as provided below):

                 Investment Portfolio
                 Statement of Assets and Liabilities
                 Statement of Operations
                 Statement of Changes in Net Assets (fiscal years ended
                   December 31, 1996 and December 31, 1995)
                 Notes to Financial Statements
                 Report of Independent Accountants
                 Management's Discussion of Fund Performance


     (b)     Exhibits:


             (1) First Amended and Restated Master Trust Agreement and Amendment No. 1 to First Amended and Restated Master Trust Agreement (x)


             (2)(a)  By-Laws (i)

             (2)(b)  Amendment to By-Laws effective September 30, 1992 (v)

             (4)     Specimen Share Certificate (ii)

             (5)     Investment Advisory Contract (iii)

             (6)(a) Distribution Agreement with State Street Research Investment Services, Inc. (formerly MetLife - State Street Investment Services, Inc.) (iii)

             (6)(b) Form of Selected Dealer Agreement and Form of Supplement No. 1 to Selected Dealer Agreement

             (6)(c)  Form of Bank and Bank Affiliated Broker- Dealer Agreement
                     (ix)

             (8)(a)  Custodian Contract (iii)

             (9)     Agreement and Plan of Reorganization and Liquidation (iii)

             (10)    Opinion and Consent of Counsel (v)

             (11)    Consent of Independent Accountants


             (14)(a) State Street Research IRA: Forms Booklet, Transfer of
                     Assets/Direct Rollover Form (ix)

             (14)(b) State Street Research 403(b) Plan Materials


             (15)    Plan of Distribution Pursuant to Rule 12b-1 (vii)

             (16)    Calculation of Performance Data (ii)


             (17) First Amended and Restated Multiple Class Expense Allocation Plan

             (18)(a) Powers of Attorney (x)

             (18)(b) Certificate of Board Resolution Respecting Powers of
                     Attorney (x)

             (19)    Application Forms

             (27)    Financial Data Schedules


_______________________

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

Footnote
Reference       Registration/Amendment          Date Filed

        i       Amendment No. 12 to             April 28, 1989
                Registration Statement
                under Investment Company
                Act of 1940

        ii      Registration Statement          December 22, 1989
                under Securities Act of
                1933

        iii     Post-Effective Amendment        April 30, 1991
                No. 1

        iv      Post-Effective Amendment        April 27, 1992
                No. 2

        v       Post-Effective Amendment        November 25, 1992
                No. 3

        vi      Post-Effective Amendment        January 22, 1993
                No. 4

        vii     Post-Effective Amendment        March 18, 1993
                No. 5

        viii    Post-Effective Amendment        April 29, 1994
                No. 6


        ix      Post-Effective Amendment        April 28, 1995
                No. 7

        x       Post-Effective Amendment        April 26, 1996
                No. 8

Item 25. Persons Controlled by or under Common Control with Registrant

        Inapplicable


Item 26.        Number of Holders of Securities


        (1)                                               (2)
                                                    Number of Record
        Title of Class                            Holders (at 1/31/97)
        --------------                            --------------------
        Shares of Beneficial
        Interest

        Class A                                         20,748
        Class B                                         19,632
        Class C                                         18,745
        Class D                                            881

Item 27.        Indemnification

Under Article VI of the Registrant's First Amended and Restated Master Trust Agreement, as further amended ("Master Trust Agreement") each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by
(a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its convenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

 Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

State Street             Investment Adviser                   Various investment                                    Boston, MA
  Research &                                                  advisory clients
  Management
  Company

Arpiarian, Tanya         None
  Vice President

Bangs, Linda L.          None
  Vice President

Bennett, Peter C.        Vice President                       State Street Research Capital Trust                   Boston, MA
  Director and           Vice President                       State Street Research Exchange Trust                  Boston, MA
  Executive Vice         Vice President                       State Street Research Financial Trust                 Boston, MA
  President              Vice President                       State Street Research Growth Trust                    Boston, MA
                         Vice President                       State Street Research Master Investment Trust         Boston, MA
                         Vice President                       State Street Research Equity Trust
                         Vice President                       State Street Research Income Trust                    Boston, MA
                         Director                             State Street Research Investment Services, Inc        Boston, MA
                         Director                             Boston Private Bank & Trust Co.                       Boston, MA
                         President and Director               Christian Camps & Conferences, Inc.                   Boston, MA
                         Chairman and Trustee                 Gordon College                                        Wenham, MA

Bochman, Kathleen        None
  Vice President

Bray, Michael J.         Employee                             Merrill Lynch & Co.                                   Boston, MA
  Vice President

Brown, Susan H.          None
  Vice President

Buffum, Andrea           Project Manager                      BankBoston                                            Boston, MA
  Vice President         (until 12/96)
                         Managing Director                    State Street Global Advisors                          Boston, MA
                         (until 12/95)

Burbank, John F.         None
  Senior Vice President
  (Vice President until
  7/96)

Cabrera, Jesus A.        Vice President                       First Chicago Investment Management Co.               Chicago, IL
  Vice President         (until 5/96)
                         Vice President                       State Street Research Capital Trust                   Boston, MA

Canavan, Joseph W.       Assistant Treasurer                  State Street Research Equity Trust                    Boston, MA
  Vice President         Assistant Treasurer                  State Street Research Financial Trust                 Boston, MA
                         Assistant Treasurer                  State Street Research Income Trust                    Boston, MA
                         Assistant Treasurer                  State Street Research Money Market Trust              Boston, MA
                         Assistant Treasurer                  State Street Research Tax-Exempt Trust                Boston, MA
                         Assistant Treasurer                  State Street Research Capital Trust                   Boston, MA
                         Assistant Treasurer                  State Street Research Exchange Trust                  Boston, MA
                         Assistant Treasurer                  State Street Research Growth Trust                    Boston, MA
                         Assistant Treasurer                  State Street Research Master Investment Trust         Boston, MA
                         Assistant Treasurer                  State Street Research Securities Trust                Boston, MA
                         Assistant Controller                 State Street Research Portfolios, Inc.                New York, NY

                                       C-6

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Carmen, Michael          Portfolio Manager                    Montgomery Asset Management                         San Francisco, CA
  Vice President         (until 11/96)
                         Vice President                       State Street Research & Management Company          Boston, MA
                         (until 4/96)
                         Vice President                       State Street Research Capital Trust                 Boston, MA

Carstens, Linda C.       None
  Vice President

Clifford, Jr., Paul J.   Vice President                       State Street Research Tax-Exempt Trust              Boston, MA
  Vice President

D'Vari, Ronald           None
  Vice President

DeVeuve, Donald          None
  Vice President

DiFazio, Susan M.W.      Senior Vice President                State Street Research Investment Services, Inc.     Boston, MA
  Vice President

Dillman, Thomas J        Director of Research                 Bank of New York                                    New York, NY
  Senior Vice President  (until 6/95)

Drake, Susan W.          Vice President                       State Street Research Tax-Exempt Trust              Boston, MA
  Vice President         (until 2/96)

Duggan, Peter J.         None
  Senior Vice
  President

Evans, Gordon            Senior Vice President                State Street Research Investment Services, Inc.     Boston, MA
  Vice President         (Vice President until 3/96)

Federoff, Alex G.        None
  Vice President

Feliciano, Rosalina      None
  Vice President

Gardner, Michael D.      Partner                               Prism Group                                        Seattle, WA
  Senior Vice President
  (Vice President until
  6/95)

Geer, Bartlett R.        Vice President                        State Street Research Equity Trust                 Boston, MA
  Senior Vice President  Vice President                        State Street Research Income Trust                 Boston, MA
                         Vice President                        State Street Research Securities Trust             Boston, MA

Govoni, Electra          None
  Vice President

                                      C-7

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Granger, Allison          None
  Vice President

Hamilton, Jr., William A. Treasurer and Director               Ellis Memorial and Eldredge House                    Boston, MA
  Senior Vice President   Treasurer and Director               Nautical and Aviation Publishing Company, Inc.      Baltimore, MD
                          Treasurer and Director               North Conway Institute                               Boston, MA

Hanson, Phyllis           None
  Vice President

Haverty, Jr., Lawrence J. None
  Senior Vice President

Heineke, George R.        None
  Vice President

Jackson, Jr.,             Trustee                              Certain trusts of related and
  F. Gardner                                                   non-related individuals
  Senior Vice President   Trustee and Chairman                 Vincent Memorial Hospital                            Boston, MA
                          of the Board

Jamieson, Frederick H.    Vice President and Asst. Treasurer    State Street Research Investment Services, Inc.     Boston, MA
  Senior Vice President   Vice President and Asst. Treasurer    SSRM Holdings, Inc.                                 Boston, MA
  (Vice President         Vice President and Controller         MetLife Securities, Inc.                           New York, NY
  until 6/95)             Assistant Treasurer                   State Street Research Energy, Inc.                  Boston, MA

Kallis, John H.           Vice President                        State Street Research Financial Trust               Boston, MA
  Senior Vice President   Vice President                        State Street Research Income Trust                  Boston, MA
                          Vice President                        State Street Research Money Market Trust            Boston, MA
                          Vice President                        State Street Research Tax-Exempt Trust              Boston, MA
                          Vice President                        State Street Research Securities Trust              Boston, MA
                          Trustee                               705 Realty Trust                                   Washington, D.C.
                          Director and President                K&G Enterprises                                    Washington, D.C.

Kasper, M. Katherine      None
  Vice President

                                      C-8

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Kluiber, Rudolph K.       Vice President                       State Street Research Capital Trust                  Boston, MA
  Vice President

Kobrick, Frederick R.     Vice President                       State Street Research Equity Trust                   Boston, MA
  Senior Vice             Vice President                       State Street Research Capital Trust                  Boston, MA
  President               Vice President                       State Street Research Growth Trust                   Boston, MA
                          Member                               Harvard Business School Association                 Cambridge, MA
                          Member                               National Alumni Council, Boston University           Boston, MA

Koski, Karen              None
  Vice President

Langholm, Knut            None
  Vice President

Leary, Eileen M.          None
  Vice President

McNamara, III, Francis J. Senior Vice President, Clerk        State Street Research Investment Services, Inc.       Boston, MA
  Executive Vice          and General Counsel
  President,              Secretary and General Counsel       State Street Research Master Investment Trust         Boston, MA
  Secretary and           Secretary and General Counsel       State Street Research Capital Trust                   Boston, MA
  General Counsel         Secretary and General Counsel       State Street Research Exchange Trust                  Boston, MA
  (Senior Vice President  Secretary and General Counsel       State Street Research Growth Trust                    Boston, MA
  until 7/96)             Secretary and General Counsel       State Street Research Securities Trust                Boston, MA
                          Secretary and General Counsel       State Street Research Equity Trust                    Boston, MA
                          Secretary and General Counsel       State Street Research Financial Trust                 Boston, MA
                          Secretary and General Counsel       State Street Research Income Trust                    Boston, MA
                          Secretary and General Counsel       State Street Research Money Market Trust              Boston, MA
                          Secretary and General Counsel       State Street Research Tax-Exempt Trust                Boston, MA
                          Secretary and General Counsel       SSRM Holdings, Inc.                                   Boston, MA
                          Clerk and Director                  State Street Research Energy, Inc.                    Boston, MA


                                      C-9

                                                                                                               Principal business
Name                     Connection                            Organization                                 address of organization
----                     ----------                            ------------                                 -----------------------
Maus, Gerard P.          Treasurer                             State Street Research Equity Trust                   Boston, MA
  Director, Executive    Treasurer                             State Street Research Financial Trust                Boston, MA
  Vice President         Treasurer                             State Street Research Income Trust                   Boston, MA
  and Treasurer          Treasurer                             State Street Research Money Market Trust             Boston, MA
                         Treasurer                             State Street Research Tax-Exempt Trust               Boston, MA
                         Treasurer                             State Street Research Capital Trust                  Boston, MA
                         Treasurer                             State Street Research Exchange Trust                 Boston, MA
                         Treasurer                             State Street Research Growth Trust                   Boston, MA
                         Treasurer                             State Street Research Master Investment Trust        Boston, MA
                         Treasurer                             State Street Research Securities Trust               Boston, MA
                         Director, Executive Vice President,   State Street Research Investment Services, Inc.      Boston, MA
                         Treasurer and Chief Financial Officer
                         Director and Treasurer                State Street Research Energy, Inc.                   Boston, MA
                         Director                              Metric Holdings, Inc.                             San Francisco, CA
                         Director                              Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                         Treasurer and Chief Financial         SSRM Holdings, Inc.                                  Boston, MA
                         Officer
                         Treasurer                             MetLife Securities, Inc.                            New York, NY

Milder, Judith J.        None
  Senior Vice President
  (Vice President
  until 6/95)

Miller, Joan D.          Senior Vice President                 State Street Research Investment Services, Inc.      Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Moore, Jr., Thomas P.    Vice President                        State Street Research Capital Trust                  Boston, MA
  Senior Vice            (until 11/96)
  President              Vice President                        State Street Research Exchange Trust                 Boston, MA
                         (until 2/97)
                         Vice President                        State Street Research Growth Trust                   Boston, MA
                         (until 2/97)
                         Vice President                        State Street Research Master Investment Trust        Boston, MA
                         (until 2/97)
                         Vice President                        State Street Research Equity Trust                   Boston, MA
                         Vice President                        State Street Research Energy, Inc.                   Boston, MA
                         Director                              Hibernia Savings Bank                                Quincy, MA
                         Governor on the                       Association for Investment Management
                         Board of Governors                    and Research                                     Charlottesville, VA


Mulligan, JoAnne C.      Vice President                        State Street Research Money Market Trust             Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Orr, Stephen C.          Member                                Technology Analysts of Boston                        Boston, MA
  Vice President         Member                                Electro-Science Analysts (of NYC)                   New York, NY

                                      C-10

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Paddon, Steven W.         Employee                             Metropolitan Life Insurance Company                 New York, NY
  Vice President          (until 10/96)

Pannell, James C.         None
  Vice President

Peters, Kim M.            Vice President                       State Street Research Securities Trust               Boston, MA
  Senior Vice President

Ragsdale, E.K. Easton     None
  Senior Vice President
  (Vice President
  until 7/96)

Rawlins, Jeffrey A.       None
  Senior Vice President
  (Vice President
  until 7/96)

Rice III, Daniel Joseph   Vice President                       State Street Research Equity Trust                   Boston, MA
  Senior Vice President

Richards, Scott           None
  Vice President

Romich, Douglas A.        Assistant Treasurer                  State Street Research Equity Trust                   Boston, MA
  Vice President          Assistant Treasurer                  State Street Research Financial Trust                Boston, MA
                          Assistant Treasurer                  State Street Research Income Trust                   Boston, MA
                          Assistant Treasurer                  State Street Research Money Market Trust             Boston, MA
                          Assistant Treasurer                  State Street Research Tax-Exempt Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Capital Trust                  Boston, MA
                          Assistant Treasurer                  State Street Research Exchange Trust
                          Assistant Treasurer                  State Street Research Growth Trust                   Boston, MA
                          Assistant Treasurer                  State Street Research Master Investment Trust        Boston, MA
                          Assistant Treasurer                  State Street Research Securities Trust               Boston, MA
                          Assistant Controller                 State Street Research Portfolios, Inc.               New York, NY

Saperstone, Paul          None
  Vice President

                                      C-11

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Schrage, Michael          None
  Vice President

Schultz, David C.         Director and Treasurer               Mafraq Hospital Association                        Mafraq, Jordan
  Executive Vice          Member                               Association of Investment
   President                                                   Management Sales Executives                          Atlanta, GA
                          Member, Investment Committee         Lexington Christian Academy                         Lexington, MA

Shaver, Jr. C. Troy       President and Chief Executive        State Street Research Investment Services, Inc.      Boston, MA
  Executive Vice          Officer
  President               President and Chief Executive        John Hancock Funds, Inc.                             Boston, MA
                          Officer (until 1/96)

Shean, William G.         None
  Vice President

Shively, Thomas A.        Vice President                       State Street Research Financial Trust                Boston, MA
  Director and            Vice President                       State Street Research Money Market Trust             Boston, MA
  Executive Vice          Vice President                       State Street Research Tax-Exempt Trust
  President               Director                             State Street Research Investment Services, Inc       Boston, MA
                          Vice President                       State Street Research Securities Trust               Boston, MA

Shoemaker, Richard D.      None
  Senior Vice President

Strelow, Dan R.            None
  Senior Vice President



                                      C-12

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Swanson, Amy McDermott    None
  Senior Vice President

Trebino, Anne M.          Vice President                       SSRM Holdings, Inc.     Boston, MA
  Senior Vice President
  (Vice President
  until 6/95)

Verni, Ralph F.           Chairman, President, Chief           State Street Research Capital Trust                  Boston, MA
  Chairman, President,    Executive Officer and Trustee
  Chief Executive         Chairman, President, Chief           State Street Research Exchange Trust                 Boston, MA
  Officer and             Executive Officer and Trustee
  Director                Chairman, President, Chief           State Street Research Growth Trust                   Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Master Investment Trust        Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Securities Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Equity Trust                   Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Financial Trust                Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Income Trust                   Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Money Market Trust             Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Tax-Exempt Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman and Director                State Street Research Investment Services, Inc.      Boston, MA
                          (President and Chief Executive
                          Officer until 2/96)
                          President and Director               State Street Research Energy, Inc.                   Boston, MA
                          Chairman and Director                Metric Holdings, Inc.                             San Francisco, CA
                          Director and Officer                 Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                          Chairman of the Board and Director   MetLife Securities, Inc.                            New York, NY
                          President, Chief Executive           SSRM Holdings, Inc.                                  Boston, MA
                          Officer and Director
                          Director                             CML Group, Inc.                                      Boston, MA
                          Director                             Colgate University                                  Hamilton, NY

                                      C-13

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wade, Dudley              Vice President                       State Street Research Growth Trust                   Boston, MA
  Freeman                 Vice President                       State Street Research Master Investment Trust        Boston, MA
 Senior Vice
 President

Wallace, Julie K.         None
 Vice President

Ward, Geoffrey            None
 Senior Vice President

Weiss, James M.           Vice President                       State Street Research Equity Trust                   Boston, MA
 Senior Vice President    Vice President                       State Street Research Exchange Trust                 Boston, MA
                          Vice President                       State Street Research Growth Trust                   Boston, MA
                          Vice President                       State Street Research Master Investment Trust        Boston, MA
                          Vice President                       State Street Research Capital Trust                  Boston, MA
                          Chief Investment Officer             IDS Equity Advisors                                Minneapolis, MN
                          (until 12/95)

Westvold,                 Vice President                       State Street Research Securities Trust               Boston, MA
  Elizabeth McCombs
 Senior Vice President
 (Vice President
 until 7/96)

Wilson, John T.           Vice President                       State Street Research Equity Trust                   Boston, MA
 Vice President           Vice President                       State Street Research Master Investment Trust        Boston, MA
                          Vice President                       Phoenix Investment Counsel, Inc.                     Hartford, CT
                          (until 6/96)

Wing, Darman A.           Senior Vice President and            State Street Research Investment Services, Inc.      Boston, MA
 Vice President,          Asst. Clerk (Vice President
 Assistant Secretary      until 6/95)
 and Assistant            Assistant Secretary                  State Street Research Capital Trust                  Boston, MA
 General Counsel          Assistant Secretary                  State Street Research Exchange Trust                 Boston, MA
                          Assistant Secretary                  State Street Research Growth Trust                   Boston, MA
                          Assistant Secretary                  State Street Research Master Investment Trust        Boston, MA
                          Assistant Secretary                  State Street Research Securities Trust               Boston, MA
                          Assistant Secretary                  State Street Research Equity Trust                   Boston, MA
                          Assistant Secretary                  State Street Research Financial Trust                Boston, MA
                          Assistant Secretary                  State Street Research Income Trust                   Boston, MA
                          Assistant Secretary                  State Street Research Money Market Trust             Boston, MA
                          Assistant Secretary                  State Street Research Tax-Exempt Trust               Boston, MA
                          Assistant Secretary                  SSRM Holdings, Inc.                                  Boston, MA

Woodbury, Robert S.       Employee                             Metropolitan Life Insurance Company                  New York, NY
 Vice President

Woodworth, Jr., Kennard   Vice President                       State Street Research Exchange Trust                 Boston, MA
 Senior Vice              Vice President                       State Street Research Growth Trust                   Boston, MA
 President                (until 2/96)

                                      C-14

                                                                                                        Principal business
Name                      Connection                    Organization                                 address of organization
----                      ----------                    ------------                                 -----------------------
Wu, Norman N.             Partner                       Atlantic-Acton Realty                             Framingham, MA
 Senior Vice President    Director                      Bond Analysts Society of Boston                      Boston, MA

Item 29.        Principal Underwriters

        (a) State Street Research Investment Services, Inc. serves as a principal underwriter for Registrant, and also acts as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Growth Trust, State Street Research Capital Trust, State Street Research Securities Trust and State Street Research Portfolios, Inc.

        (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:

        (1)                         (2)                     (3)


                                Positions               Positions
Name and Principal              and Offices             and Offices
Business Address                with Underwriter        with Registrant
----------------                ----------------        ---------------
Ralph F. Verni                  Chairman of             Chairman of
One Financial Center            the Board               the Board,
Boston, MA 02111                and Director            President,
                                                        Chief Executive
                                                        Officer and
                                                        Trustee

Peter C. Bennett                Director                Vice President
One Financial Center
Boston, MA 02111

Gerard P. Maus                  Executive Vice          Treasurer
One Financial Center            President,
Boston, MA 02111                Treasurer,
                                Chief Financial
                                Officer and Director

Thomas A. Shively               Director                None
One Financial Center
Boston, MA 02111

C. Troy Shaver, Jr.             President and           None
One Financial Center            Chief Executive
Boston, MA 02111                Officer

Dennis C. Barghaan              Senior Vice             None
One Financial Center            President
Boston, MA 02111

        (1)                         (2)                     (3)

                                Positions               Positions
Name and Principal              and Offices             and Offices
Business Address                with Underwriter        with Registrant
----------------                ----------------        ---------------
Peter Borghi                    Senior Vice             None
One Financial Center            President
Boston, MA 02111

Paul V. Daly                    Senior Vice             None
One Financial Center            President
Boston, MA 02111

Susan M.W. DiFazio              Senior Vice             None
One Financial Center            President
Boston, MA 02111

Gordon Evans                    Senior Vice             None
One Financial Center            President
Boston, MA 02111

Robert Haeusler                 Senior Vice             None
One Financial Center            President
Boston, MA 02111

Gregory R. McMahan              Senior Vice             None
One Financial Center            President
Boston, MA 02111

Francis J. McNamara, III        Senior Vice             Secretary
One Financial Center            President, General
Boston, MA 02111                Counsel and Clerk

Joan D. Miller                  Senior Vice             None
One Financial Center            President
Boston, MA 02111

Richard P. Samartin             Senior Vice             None
One Financial Center            President
Boston, MA 02111

Darman A. Wing                  Senior Vice President,  Assistant
One Financial Center            Assistant General       Secretary
Boston, MA 02111                Counsel and Assistant
                                Clerk

Linda Grasso                    Vice President          None
One Financial Center
Boston, MA 02111

Robert M. Gunville              Vice President          None
One Financial Center
Boston, MA 02111

Frederick H. Jamieson           Vice President          None
One Financial Center            and Assistant
Boston, MA 02111                Treasurer

Susan V. Martin                 Vice President          None
One Financial Center
Boston, MA 02111

Amy L. Simmons                  Vice President          Assistant
One Financial Center                                    Secretary
Boston, MA 02111

Item 30.        Location of Accounts and Records

        Gerard P. Maus
        State Street Research & Management Company
        One Financial Center
        Boston, MA 02111

Item 31.        Management Services

        Not applicable.

Item 32.        Undertakings

        (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company
Act of 1940 relating to shareholder communications.

        (b) The Registrant has elected to include the information required by Item 5A of Form N-1A in its annual report to shareholders. The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable fund's latest annual report to shareholders upon request and without charge.

                                     NOTICE


        A copy of the Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this amendment to the Registrant's Registration Statement, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the Funds comprising the series of the Registrant, as provided in the Declaration of Trust. Each Fund of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities, and obligations, and no other Fund shall be responsible for the same.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 25th day of March, 1997.

                              STATE STREET RESEARCH
                            MASTER INVESTMENT TRUST




                            By:                     *
                                _______________________________________
                            Ralph F. Verni
                            Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated.


        Signature                          Capacity


        *                              Trustee, Chairman of
______________________________         the Board and Chief
Ralph F. Verni                         Executive Officer
                                       (principal executive
                                       officer)


        *                              Treasurer (principal
______________________________         financial and
Gerard P. Maus                         accounting officer)


        *                              Trustee
______________________________
Edward M. Lamont


        *                              Trustee
______________________________
Robert A. Lawrence


        *                              Trustee
______________________________
Dean O. Morton

        *                              Trustee
______________________________
Thomas L. Phillips


        *                              Trustee
______________________________
Toby Rosenblatt


        *                              Trustee
______________________________
Michael S. Scott Morton


        *                              Trustee
______________________________
Jeptha H. Wade






*By:    /s/ Francis J. McNamara, III
     __________________________________________________
            Francis J. McNamara, III,
Attorney-in-Fact under Powers of
Attorney dated April 25, 1996, incorporated by reference
from Post-Effective Amendment No. 8 filed April 26, 1996.

                                              1933 Act Registration No. 33-32729
                                                       1940 Act File No.  811-84


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ______________________


                                   FORM N-1A

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933           [ ]


                       Pre-Effective Amendment No. __            [ ]


                      Post-Effective Amendment No. 9             [X]


                                     and/or

                             REGISTRATION STATEMENT
                                   UNDER THE
                       INVESTMENT COMPANY ACT OF 1940            [ ]


                             Amendment No. 23                    [X]


                              ___________________

                  STATE STREET RESEARCH MASTER INVESTMENT TRUST
                   (Exact Name of Registrant as Specified in
                            Master Trust Agreement)

                             _____________________

                                    EXHIBITS

                               INDEX TO EXHIBITS



     (6)(b)     Form of Selected  Dealer  Agreement
                and Form of Supplement  No. 1 to
                Selected Dealer Agreement

     (11)       Consent of Independent Accountants

     (14)(b)    State Street Research 403(b): Plan Materials

     (17)       First Amended and Restated Multiple Class Expense Allocation
                Plan

     (19)       Application Forms

     (27)       Financial Data Schedules